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[LOGO]      TIP PROSPECTUS

            TIFF INVESTMENT PROGRAM, INC.                         APRIL 30, 2007

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                               TIFF MUTUAL FUNDS
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TIFF Multi-Asset Fund                     TIFF Advisory Services, Inc.
TIFF International Equity Fund            Four Tower Bridge
TIFF US Equity Fund                       200 Barr Harbor Drive, Suite 100
TIFF Short-Term Fund                      West Conshohocken, PA 19428
TIFF Government Bond Fund                 [] Phone    610-684-8200
                                          [] Fax      610-684-8210
                                          [] Email    memberservices@tiff.org
                                          [] Website  www.tiff.org

TIFF Investment Program, Inc. is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objectives and policies. The mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations. See the section entitled Eligible Investors for details.

                                   CONTENTS

Overview ............................................................      2
Risk Return Analysis ................................................      2
[] Fund Descriptions ................................................      2
[] General Risks ....................................................      9
[] Performance Charts ...............................................     11
[] Performance Table ................................................     12
Fees and Annual Operating Expenses ..................................     14
Additional Performance and Expense Information ......................     16
Eligible Investors ..................................................     18
Management and Administration of the Mutual Funds ...................     18
[] Biographies of Board Members and Principal Officers ..............     18
[] The Advisor ......................................................     20
[] Money Managers ...................................................     21
[] Money Manager Fee Arrangements and Portfolio Managers ............     22
[] Commingled Investment Vehicle Portfolio Managers .................     25
Additional Investment Strategies and Risks ..........................     27
Purchases and Redemptions ...........................................     28
Dividends and Distributions .........................................     32
Tax Considerations ..................................................     32
Financial Highlights ................................................     33
Glossary ............................................................     38
Further Information .................................................     40

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                       TIFF INVESTMENT PROGRAM PROSPECTUS
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                                   OVERVIEW

TIFF Investment Program, Inc.'s ("TIP's") family of no-load mutual funds consists of two equity funds, two fixed income funds, and one multi-asset fund (i.e., combining equity, fixed income and other investments).

TIFF Advisory Services, Inc. ("TAS") is the investment advisor to the TIP mutual fund family. The Multi-Asset, International Equity, and US Equity Funds operate primarily on a "multi-manager" basis. With respect to these funds and Government Bond Fund, TAS seeks to achieve each fund's investment and performance objectives primarily by choosing independent money managers for each fund, allocating cash among asset classes and money managers, as applicable, monitoring the money managers' and the funds' performance, and employing certain risk management techniques. The money managers are responsible for most of the day-to-day investment decisions for the funds. Each money manager specializes in a particular market sector or utilizes a particular investment style. For a description of the process of selecting money managers, please see the section entitled Management and Administration of the Mutual Funds - Money Managers. With respect to the Short-Term Fund, TAS is responsible for the day-to-day management of the fund's assets. For all funds, TAS may invest a substantial portion of the fund's assets in futures contracts, derivative instruments, duration investments, and other securities and other financial instruments, in accordance with each fund's investment objectives, policies, and restrictions. TAS may also manage all or a portion of the Government Bond Fund's assets directly.

In addition to employing money managers that manage the funds' assets in individual accounts, certain of the funds invest in Commingled Investment Vehicles ("CIVs"). A CIV is a fund of collectively managed assets in which there are other investors in addition to the TIP mutual funds. Typically, the CIVs provide the TIP mutual funds with access to money managers that do not offer separate account management. The CIVs have obligations to the TIP mutual funds as interest holders in the CIVs rather than as separate account clients. A substantial portion of the CIVs are not registered under any federal or state securities laws, including the Investment Company Act of 1940, as amended. The CIVs pay management fees to the CIV managers, typically a base fee and performance-based incentive fees. See Fees and Annual Operating Expenses for additional information.

There is no guarantee that a TIP mutual fund will achieve its investment objective or that a fund's assets will not decline in value. Like all mutual funds, the TIP funds are each subject to two basic risks: market risk, which is the risk that the value of securities held by a fund may decline due to general market and economic conditions; and management risk, which is the risk that investment strategies used by the fund and specific securities held by the fund may not perform as well as the market as a whole.

In addition, the TIP mutual funds that operate primarily on a multi-manager basis are subject to "multi-manager" risk. This is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments, (2) combine money managers in a fund such that their investment styles are complementary, or (3) allocate cash among the money managers to enhance returns and reduce volatility relative to a fund with a single manager. In addition, because each money manager directs the trading for its own portion of a fund and does not aggregate its transactions with those of the other money managers, a fund may incur higher brokerage costs than would be the case if a single money manager were managing the fund.

Please see the Statement of Additional Information ("SAI") for a description of TIP's policies and procedures with respect to the disclosure of information about the funds' portfolio securities. These policies and procedures can also be found on TIFF's Website at www.tiff.org.

The section below entitled Risk Return Analysis briefly describes the investment objectives and principal investment strategies of the funds and the principal risks of investing in the funds. For further information on these and the funds' other investment strategies and risks, please read the section entitled Additional Investment Strategies and Risks.

                  RISK RETURN ANALYSIS -- FUND DESCRIPTIONS

 TIFF MULTI-ASSET FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds inflation plus 5% per annum.

To assess the active strategies employed by the fund's managers, the fund's performance is also measured over a market cycle (the period from the peak of one rising market to the peak of the next or the corresponding troughs of falling markets) relative to a self-constructed benchmark, which consists of the indices and weights in the table below. The directors believe this self-constructed Multi-Asset Fund benchmark represents an appropriate long-term asset mix for non-profit organizations that seek to maintain the real (inflation-adjusted) value of their assets while distributing 5% of these assets annually.

ASSET CLASS                  WEIGHT   BENCHMARK

TOTAL RETURN ASSETS
Global Stocks                 53%     MSCI All Country World Index
Absolute Return               15%     3-month Treasury Bills plus
                                      4% per annum
High Yield Bonds               3%     Merrill Lynch High Yield
                                      Master II Constrained Index

INFLATION HEDGES
Resource-Related Stocks        7%     Resource-Related Sectors of
                                      the MSCI World Index:
                                      50%  Energy
                                      30%  Metals and Mining
                                      20%  Paper and Forest
                                      Products

Commodities                    4%     DJ AIG Commodity Total
                                      Return Index less 1% per
                                      annum

REITs                          3%     MSCI US REIT Index

ALL-PURPOSE HEDGES
Inflation-Linked Bonds        10%     10-year US Treasury
                                      Inflation Protected Security

DEFLATION HEDGES
Conventional Bonds             5%     Citigroup 10-year Treasury
                                      Index

Managed Distribution Policy. In order to help non-profits meet their annual payout requirements without having to redeem shares (and thereby incur exit fees), the fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute each year approximately 5% of the fund's net assets in the form of dividends which may be comprised of ordinary income, capital gains, and/or return of capital distributions.

Principal Investment Strategies. The fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. TAS allocates cash among the money managers and CIVs based on their areas of expertise and generally in accordance with the asset allocation of the self-constructed Multi-Asset Fund benchmark. Asset class allocation and allocations to money managers may change from time to time.

The fund invests broadly in issuers domiciled in the United States and foreign countries. The fund's foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the fund's assets may be invested in foreign securities, including emerging markets securities. The fund invests in companies of all sizes as measured by market capitalizations; a portion of the fund's assets may be invested in smaller companies.

The types of securities the fund may hold include:

[] US and foreign common and preferred stocks (including ADRs, GDRs, and other depositary receipts and stocks issued by Real Estate Investment Trusts)
[]  debt securities, including:
    -- securities issued or guaranteed by the US government, its agencies, or its instrumentalities
    -- corporate obligations
    -- obligations of domestic or foreign banks
    -- mortgage- and asset-backed securities
    -- commodity-linked notes
    -- short-term securities such as time deposits, certificates of deposit
       (including marketable variable rate certificates of deposit), and bankers' acceptances
[]  securities convertible into common stock
[]  commingled investment vehicles, including exchange-traded funds
[]  repurchase and reverse repurchase agreements
[] derivatives such as, but not limited to, forward foreign currency exchange contracts, futures, options, and swaps, such as total return swaps and credit default swaps.

The fund may invest in rated and unrated debt obligations of all investment grades, but not more than 10% may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor's or Baa by Moody's) or unrated but deemed to be of similar quality. Below investment grade bonds are commonly referred to as "junk bonds."

The Multi-Asset Fund is a "non-diversified" fund, which means a significant percentage of the fund's assets may be invested in any single issuer. Investing a higher percentage of its assets in any one issuer could increase the fund's risk of loss because the value of its shares would be more susceptible to adverse events affecting that issuer. For more information on this risk see the section entitled General Risks.

Money Managers and Their Strategies

ARONSON+JOHNSON+ORTIZ LP takes a value-oriented approach to US equities, focusing on securities of well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. The manager selects securities from among the 350 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

MARATHON ASSET MANAGEMENT, LLP takes a qualitative approach to bottom-up global security selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

MONDRIAN INVESTMENT PARTNERS LIMITED takes a value-oriented approach to global equity investments. The manager identifies attractive stocks using a dividend discount method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. A computer-based optimization model is then used to assist the process of allocation of assets in the portfolio. The manager may engage in currency hedging as a defensive strategy.

KG REDDING, LLC invests in a concentrated portfolio of real estate-oriented stocks and other instruments that provide exposure to the real estate sector in which it combines attractively priced "core" real estate securities with a mix of fundamentally solid but under-followed, out-of-favor, or out-of-cycle real estate investment trusts ("REITs") that trade at a discount to underlying net asset value. KG Redding's strategy includes both long and short positions.

SMITH BREEDEN ASSOCIATES, INC. employs active management techniques in managing US Treasury and inflation-linked bonds. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts.

TIFF ADVISORY SERVICES, INC. invests in futures contracts, derivative instruments, duration investments, and other securities and other financial instruments, in accordance with the fund's investment objectives, policies, and restrictions. In doing so, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund's performance objective.

WELLINGTON MANAGEMENT COMPANY, LLP invests in natural resource-related stocks. The manager utilizes moderate rotation among sectors and takes a bottom-up approach to security selection, analyzing such factors as a company's asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.

Commingled Investment Vehicles and Their Strategies

CANYON CAPITAL ADVISORS LLC is a multi-strategy manager that employs a multi-asset, value oriented approach to investing in debt and equity securities that it believes to be inefficiently priced due to business, financial, or legal uncertainties. Canyon Value Realization Fund, LP often invests in event driven situations such as bankruptcies, reorganizations, mergers, and spin-offs. The fund seeks to generate both above-average capital appreciation and current income with moderate risk. Capital preservation is a fundamental priority.

CONVEXITY CAPITAL MANAGEMENT LP seeks to add value to a portfolio benchmarked against the DJ AIG Commodity Total Return Index using long/short and other relative value strategies that are executed principally in the fixed income and related markets and usually entailing leverage. Convexity Capital Offshore LP invests globally.

FARALLON CAPITAL MANAGEMENT, LLC'S investment philosophy is to invest in businesses and securities that are undergoing change. Farallon's investments are primarily those in which a known or expected event (a merger, restructuring, recapitalization or other major change) is expected to cause an appreciation in the value of the particular investment. Investments include public and private debt and equity securities, direct investments in private companies and real estate. Farallon invests globally, focusing on developed and emerging markets alike. Farallon places a priority on the preservation of capital, while seeking to achieve extraordinary risk-adjusted returns in each of its investment disciplines. It manages risk through rigorous research, including consultation with industry, legal and regulatory advisors.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC employs a quantitative process that incorporates both valuation and technical metrics to select long and short domestic equities. Options are used to hedge certain risks. Freeman Fair Value Fund I, LP tends to be broadly diversified, with no single position larger than 5%.

JOHO CAPITAL, LLC is a manager that seeks to achieve consistent, above-average capital appreciation, measured in absolute terms through in-depth fundamental analysis. Joho Partners, LP holds a diversified portfolio of long and short positions in Asian equity securities.

LANSDOWNE PARTNERS LIMITED has a core investment process driven by a set of proprietary and independent research tools, which form the basis for both the fundamental company research and the macro thematic positioning. The Lansdowne UK Equity Fund Limited's portfolio is constructed into two components: Relative book (broadly market neutral) where the position is held vs the Index or another security, where the anomaly should disappear over the next 3-12 months; and Absolute Book with a minimum holding period for positions of six months and frequently much longer. The absolute book consists of stock positions where either the risk cannot be hedged out, or where it is not desirable to hedge out the risk on a per position basis. The fund runs concentrated positions where the top 10 holdings represent 80% of NAV and uses both long and short positions.

LONE PINE CAPITAL LLC is a manager that uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. Lone Redwood, LP, Lone Picea, LP, and the long only fund, Lone Cascade, LP, invest in seven principal industry sectors: consumer/retail, telecom/media, industrials, financial services, business services, technology, and healthcare. The funds invest globally. They may also invest in private placements, other CIVs, and below investment grade and convertible debt.

MAVERICK CAPITAL, LTD. is a manager that uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. In order to achieve its goal of preserving and increasing capital, Maverick Fund USA, Ltd. is managed as a traditional, truly hedged fund, attempting to maintain low net exposure and low long/short ratios within every region and industry sector in which invested. The fund invests globally and focuses primarily on medium and large capitalization US stocks.

OCH-ZIFF CAPITAL MANAGEMENT GROUP is a global institutional asset management firm. OZ Domestic Partners, LP provides exposure to a global multi-strategy fund that seeks to achieve consistent, positive absolute returns that are non-correlated with the equity market indices through investments in merger arbitrage, long/short equity special situations, convertible/capital structure arbitrage, distressed credit, and special investments. These investment disciplines are conducted on a global basis from the firm's three main offices in New York, London, and Hong Kong.

REGIMENT CAPITAL MANAGEMENT, LLC focuses on a long core high yield portfolio, complemented by a hedged portfolio comprising various types of securities plus opportunistic private placement investments. Regiment Capital Ltd. is a diversified fund that includes high yield securities as well as certain equity-linked securities, including convertible securities and warrants. The fund may invest in restricted securities or private placements, though such investments will be limited to 10% of assets.

SLEEP, ZAKARIA & COMPANY, LTD. employs fundamental business and security analysis to select investments. The Nomad Investment Company Ltd. is a concentrated global investment fund typically comprised entirely of long-only equity securities.

TOSCAFUND ASSET MANAGEMENT LLC uses a fundamental approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector. Tosca Asia also invests globally, but with its primary concentration in emerging markets.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

o  below investment grade risk              o  interest rate risk
o  commodity risk                           o  leveraging risk
o  credit risk                              o  liquidity risk
o  currency risk                            o  market risk
o  derivatives risk                         o  non-diversification risk
o  emerging markets risk                    o  prepayment/extension risk
o  foreign risk                             o  reverse repurchase risk
o  government-sponsored enterprises risk    o  smaller company risk

A description of these risks is provided in the section entitled General Risks.

TIFF INTERNATIONAL EQUITY FUND

Investment Objective. The fund's investment objective is to attain appreciation of principal that at least offsets inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital International ("MSCI") All Country World ex US Index by 1.00%, net of expenses, on an annualized basis. The MSCI All Country World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

Principal Investment Strategies. The fund focuses on common stocks of non-US issuers. The fund will invest primarily in developed markets (such as Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom) but may invest up to 30% of its assets in emerging markets. It invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The fund does not concentrate in any one sector.

The fund will generally invest in common and preferred stocks (including ADRs, GDRs, and other depositary receipts), securities convertible into common stocks, securities of investment companies and other CIVs, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, and forward foreign currency exchange contracts. Ordinarily, at least 80% of the fund's net assets will be invested in equity securities and at least 65% of the fund's assets will be invested in foreign equities, most of which are not denominated in US dollars.

Money Managers and Their Strategies

MARATHON ASSET MANAGEMENT, LLP takes a qualitative approach to bottom-up international stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

MONDRIAN INVESTMENT PARTNERS LIMITED takes a value-oriented approach to international equity investments. The manager identifies attractive stocks using a dividend discount method (valuing of future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. A computer-based optimization model is then used to assist the process of allocation of assets in the portfolio. The manager may engage in currency hedging as a defensive strategy.

TIFF ADVISORY SERVICES, INC. invests in futures contracts, derivative instruments, duration investments, and other securities and other financial instruments, in accordance with the fund's investment objectives, policies, and restrictions. In doing so, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund's performance objective.

Commingled Investment Vehicles and Their Strategies

CONVEXITY CAPITAL MANAGEMENT LP seeks to add value to a portfolio benchmarked against the MSCI EAFE Index using long/short and other relative value strategies that are executed principally in the fixed income and related markets and usually entail leverage. Convexity Capital Offshore, LP invests globally.

LANSDOWNE PARTNERS LIMITED has a core investment process driven by a set of propietary and independent research tools, which form the basis for both the fundamental company research and the macro thematic positioning. The Lansdowne UK Equity Fund Limited's portfolio is constructed into two components: Relative book (broadly market neutral) where the position is held vs the Index or another security, where the anomaly should disappear over the next 3-12 months; and Absolute Book with a minimum holding period for positions of six months and frequently much longer. The absolute book consists of stock positions where either the risk cannot be hedged out, or where it is not desirable to hedge out the risk on a per position basis. The fund runs concentrated positions where the top 10 holdings represent 80% of NAV and uses both long and short positions.

TOSCAFUND ASSET MANAGEMENT LLC uses a fundamental approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

o credit risk               o leveraging risk
o currency risk             o liquidity risk
o derivatives risk          o market risk
o emerging markets risk     o smaller company risk
o foreign risk

A  description  of  these  risks  is  provided in the section entitled General
Risks.

 TIFF US EQUITY FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return of the Dow Jones Wilshire 5000 Composite Index by 1.00%, net of expenses, on an annualized basis. The Dow Jones Wilshire 5000 Composite Index is a market capitalization-weighted index of substantially all publicly traded US stocks.

Principal Investment Strategies. The fund pursues its objective by investing in a diversified portfolio of US equity securities in order to achieve broad exposure to all market sectors and to companies of all sizes. The fund invests in common and preferred stocks, securities convertible into common stocks, securities of investment companies, and CIVs. The fund also invests a significant portion of its assets in futures contracts in order to track its performance benchmark or to hedge its currency risk. Ordinarily, the fund invests at least 80% of its net assets in equity securities. At least 65% of its assets ordinarily will be invested in US equity securities and up to 15% of its assets may be invested in common stocks and ADRs or other depositary receipts of foreign issuers. The fund may also invest a significant portion of its assets in smaller companies.

Money Managers and Their Strategies

ARONSON+JOHNSON+ORTIZ LP takes a value-oriented approach to US securities, focusing on securities of well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. The money manager selects securities from among the 350 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

SHAPIRO CAPITAL MANAGEMENT LLC emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The money manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash flow, significant barriers to entry, and products unlikely to become obsolete.

TIFF ADVISORY SERVICES, INC. invests in futures contracts, derivative instruments, duration investments, and other securities and other financial instruments, in accordance with the fund's investment objectives, policies, and restrictions. In doing to, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund's performance objective.

WESTPORT ASSET MANAGEMENT, INC. generally focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The money manager seeks to buy stocks of companies whose future earnings or cash flows are expected to improve materially, over which time their stock prices are expected to appreciate substantially.

Commingled Investment Vehicles and Their Strategies

ADAGE CAPITAL MANAGEMENT, LP focuses on stock selection based on intra- industry fundamental analysis with a focus on intra-industry valuation methodologies. Adage Capital Partners, LP's investments include long positions in securities of companies within and outside the S&P 500 Index, which Adage believes are attractively valued, with an emphasis on those companies which Adage considers likely to outperform other companies within their particular industry or sector. The fund's portfolio also includes short positions in companies which Adage believes are overvalued, in particular relative to other companies within their industry sector. The fund may also invest in derivatives and private securities; however, these investments constitute less than 2% of the fund.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC employs a quantitative process that incorporates both valuation and technical metrics to select long and short domestic equities. Options are used to hedge certain risks. Freeman Fair Value Fund I, LP tends to be broadly diversified, with no single position larger than 5%.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

o credit risk            o leveraging risk
o currency risk          o liquidity risk
o derivatives risk       o market risk
o foreign risk           o smaller company risk

A description of these risks is provided in the section entitled General Risks.

TIFF SHORT-TERM FUND

Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund's risk of principal loss does not exceed that of a portfolio invested in 6-month US Treasury bills.

Performance Benchmark. The fund seeks, over a majority of market cycles, to track as closely as possible, gross of fees and expenses, the Merrill Lynch 6-month US Treasury Bill Index and, net of fees, the Merrill Lynch 6-month US Treasury Bill Index minus 50 basis points.

Principal Investment Strategies. The fund invests principally in securities issued by the US government, its agencies, or its instrumentalities. The fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements collateralized by securities issued by the US government, its agencies, or its instrumentalities. The fund's duration generally will not differ from the benchmark's duration by more than three months. The manager, TIFF ADVISORY SERVICES, INC., focuses on duration, maturity, relative valuations, and security selection. The fund typically maintains an overall quality rating of AAA by Standard & Poor's Corporation (or deemed equivalent).

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

o credit risk                        o interest rate risk
o government-sponsored               o market risk
  enterprises risk                   o reverse repurchase risk

A description of these risks is provided in the section entitled General Risks.

While the fund's risk of principal loss is not expected to exceed that of a portfolio invested in 6-month US Treasury bills, fluctuations in the market value of the securities held in the fund's portfolio could cause members' shares, when redeemed, to be worth more or less than their original cost.

TIFF GOVERNMENT BOND FUND

Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and to provide a hedge against deflation-induced declines in common stock prices and dividend streams.

Performance Benchmark. The fund seeks to attain a total return net of expenses that, over a majority of market cycles, approximates that of the Citigroup 10-year Treasury Index.

Principal Investment Strategies. Ordinarily, the fund invests at least 80% of its net assets in securities that are issued or guaranteed as to the payment of principal or interest by the US government. The fund's manager, SMITH BREEDEN ASSOCIATES, INC., employs active management techniques in an effort to generate total returns net of all fees and expenses that, over rolling 12- month time periods, approximate as closely as possible the benchmark's total return. TIFF ADVISORY SERVICES, INC. may invest in futures contracts, derivative instruments, duration investments, and other securities and other financial instruments, in accordance with the fund's investment objectives, policies, and restrictions.

Given its carefully defined aim of generating gross excess returns (relative to the benchmark) sufficient to offset fund expenses, a significant portion of the fund's assets typically will be invested in bonds or bond futures contracts. The fund may be invested in a very small number of securities at any given time. The fund may enter into repurchase and reverse repurchase agreement transactions. Reverse repurchase agreements involve the sale of a security by the fund to another party (generally a bank or dealer) in return for cash and an agreement to buy the security back at a specified price and time.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

o credit risk                        o leveraging risk
o derivatives risk                   o liquidity risk
o government-sponsored               o market risk
  enterprises risk                   o reverse repurchase risk
o interest rate risk

A  description  of  these  risks  is  provided in the section entitled General
Risks.

                    RISK RETURN ANALYSIS -- GENERAL RISKS

Prospective members should consider their own risk tolerance, investment goals, and investment time horizon before committing assets to the TIP mutual funds. General risks associated with the funds' investment policies and investment strategies are defined below. The TIP mutual funds to which each risk primarily applies are listed in brackets following the definition.

Below Investment Grade Risk. Credit risk is particularly significant for debt securities that are rated below investment grade ("junk bonds"). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. [Multi-Asset Fund]

Commodity Risk. Commodity-linked derivative instruments may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. [Multi-Asset Fund]

Credit Risk. A security issuer or counterparty to a contract may default or otherwise become less likely to honor a financial obligation. [All Funds]

Currency Risk. A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency. [Multi-Asset, International Equity, and US Equity Funds]

Derivatives Risk. Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The TIP mutual funds use derivatives to, among other things, track a benchmark's characteristics. Thus, derivatives may be used, among other things, to gain exposure to a market sector or country, to invest cash temporarily in a fund's primary asset class, or to adjust the duration of a fixed income fund. Derivatives may also be used to hedge a fund's currency or interest rate risk. For these reasons, the primary risk of derivatives in the TIP mutual funds is related to TAS's, the money managers', or the CIVs managers' ability to anticipate correctly the direction of movements in interest rates, securities prices, and foreign currency exchange rates; the imperfect correlation between the price of a derivative and that of the underlying securities, interest rates, or currencies being hedged; the possible absence of a liquid secondary market for a particular derivative; the risk that the other parties to a derivatives contract may fail to meet their obligations (credit risk); and the risk that adverse price movements in a derivative can result in a loss greater than the fund's initial investment in the derivative (in some cases, the potential loss is unlimited). [Multi-Asset, International Equity, US Equity, and Government Bond Funds]

Emerging Markets Risk. Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems tend to be less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset and International Equity Funds]

Foreign Risk. Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce the fund's income. [Multi- Asset, International Equity, and US Equity Funds]

Government-Sponsored Enterprises Risk. US government agency securities include instruments issued by certain instrumentalities established or sponsored by the US government, including the Federal Home Loan Banks ("FHLBs"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Although these securities are issued, in general, under the authority of an Act of Congress, the US government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the US government. [Multi-Asset, Short-Term, and Government Bond Funds]

Interest Rate Risk. Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond's price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a bond fund's income to decline. [Multi-Asset, Short-Term, and Government Bond Funds]

Leveraging Risk. Certain transactions may give rise to a form of leverage and many of the CIVs use leverage on a regular basis. Such transactions may include, among others, loans of portfolio securities, and the use of when- issued, delayed delivery, or forward commitment transactions. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's securities. The use of derivatives may also create leveraging risk. To limit such leveraging risk, a fund observes asset segregation requirements to cover its obligations under derivative instruments. [Multi-Asset, International Equity, US Equity, and Government Bond Funds]

Liquidity Risk. Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include certain CIVs, repurchase agreements and time deposits with notice or termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the- counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended, or for other reasons. [Multi-Asset, International Equity, US Equity, and Government Bond Funds]

Market Risk. The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issue, an entire industry or the market as a whole. [All Funds]

Non-Diversification Risk. Compared to diversified funds, a non-diversified fund may invest a relatively high percentage of its assets in a limited number of companies. As a result, a non-diversified fund's share price may be more susceptible to any single economic, political, or regulatory occurrence than would a diversified fund. Therefore, the net asset value of a non-diversified fund may be more volatile than the net asset value of a diversified fund. [Multi-Asset Fund]

Prepayment/Extension Risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage- backed or other asset-backed security) earlier than expected. Prepayments often happen during periods of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) later than expected. Extensions often happen during periods of rising interest rates. Under these circumstances, the value of the obligation will decrease and the fund will suffer from an inability to invest in higher yielding securities. [Multi-Asset Fund]

Reverse Repurchase Risk. Reverse repurchase agreements are considered a form of borrowing by the fund and therefore can be considered a form of leverage. Leverage may cause any gains or losses of the fund to be magnified. To reduce the risks from leverage, the SEC requires that funds maintain a segregated account in connection with outstanding reverse repurchase agreements. [Multi-Asset, Short-Term, and Government Bond Funds]

Smaller Company Risk. The stocks of small or medium-sized companies may be more susceptible to market downturns and their price may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (liquidity risk). [Multi-Asset, International Equity, and US Equity Funds]

                  RISK RETURN ANALYSIS -- PERFORMANCE CHARTS

These charts are intended to show the risks of investing in a fund by showing changes in each fund's performance from year to year. Total return for the Multi-Asset, International Equity, and US Equity Funds includes the effects of entry and exit fees received by these funds; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The funds' past performance does not necessarily indicate how the funds will perform in the future.

TIFF MULTI-ASSET FUND

During the ten-year period shown in the bar chart at right, the highest quarterly return was 11.30% (quarter ended 6/30/2003) and the lowest quarterly return was -11.56% (quarter ended 9/30/1998).

                             1997              5.40%
                             1998              0.22%
                             1999             22.65%
                             2000              2.39%
                             2001             -3.34%
                             2002             -6.33%
                             2003             26.65%
                             2004             14.57%
                             2005             11.73%
                             2006             16.53%


TIFF INTERNATIONAL EQUITY FUND

During the ten-year period shown in the bar chart at right, the highest quarterly return was 18.95% (quarter ended 6/30/2003) and the lowest quarterly return was -19.69% (quarter ended 9/30/2002).

                             1997              0.89%
                             1998              3.03%
                             1999             37.41%
                             2000            -11.66%
                             2001            -17.49%
                             2002            -11.24%
                             2003             41.33%
                             2004             22.51%
                             2005             14.94%
                             2006             28.74%

TIFF US EQUITY FUND

During the ten-year period shown in the bar chart at right, the highest quarterly return was 20.77% (quarter ended 12/31/1998) and the lowest quarterly return was -17.68% (quarter ended 9/30/1998).

                             1997             32.96%
                             1998             11.85%
                             1999             18.87%
                             2000             -2.67%
                             2001             -6.51%
                             2002            -20.61%
                             2003             35.24%
                             2004             12.75%
                             2005              6.71%
                             2006             17.68%

TIFF SHORT-TERM FUND

During the ten-year period shown in the bar chart at right, the highest quarterly return was 1.89% (quarter ended 12/31/2000) and the lowest quarterly return was 0.09% (quarter ended 3/31/2004).

                             1997              5.31%
                             1998              5.70%
                             1999              4.93%
                             2000              6.86%
                             2001              5.29%
                             2002              2.11%
                             2003              0.88%
                             2004              0.92%
                             2005              2.93%
                             2006              4.72%


TIFF GOVERNMENT BOND FUND

During the three-year period shown in the bar chart at right, the highest quarterly return was 5.48% (quarter ended 6/30/2005) and the lowest quarterly return was -4.89% (quarter ended 6/30/2004).

                             2004              4.48%
                             2005              2.38%
                             2006              1.60%

                                           RISK RETURN ANALYSIS -- PERFORMANCE TABLE

The table below illustrates the changes in the TIP mutual funds' yearly performance and shows how each fund's average returns for one year, five years, ten years and since fund inception compare with selected benchmarks. Total returns for the
Multi-Asset, International Equity, and US Equity Funds include the effects of entry and exit fees assuming a purchase at the beginning of the period and a redemption in full at the end of the period. Past performance is not necessarily an indication of how the funds will perform in the future.

                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                                           THROUGH 12/31/2006

                                                            ONE           FIVE            TEN           SINCE            FUND
                                                           YEAR           YEARS          YEARS        INCEPTION        INCEPTION

TIFF MULTI-ASSET FUND                                     15.36%         11.86%          8.43%          9.60%          3/31/1995

Benchmarks [a]
MSCI All Country World Index [b]                          20.95%         10.79%          7.91%          9.14%
CPI + 5% per annum                                         7.66%          7.81%          7.55%          7.58%
Constructed MAF Benchmark [c]                             15.54%         10.75%          8.92%          9.69%
Lipper Global Flexible Portfolio Funds Average            13.21%          9.35%          7.35%          8.57%

TIFF INTERNATIONAL EQUITY FUND                            26.81%         17.49%[d]       8.83%[d]       9.12%[d]       5/31/1994

Benchmarks [a]
MSCI All Country World ex US Index [e]                    26.65%         16.41%          8.29%          7.87%
Lipper International Average                              24.81%         13.70%          7.52%          7.28%

TIFF US EQUITY FUND                                       17.10%          8.62%[d]       9.29%[d]      12.02%[d]       5/31/1994

Benchmarks [a]
Dow Jones Wilshire 5000 Composite Index [f]               15.87%          7.64%          8.66%         11.34%
Lipper Multi-Cap Core Average                             13.33%          6.54%          8.49%         10.71%

TIFF SHORT-TERM FUND                                       4.72%          2.30%[d]       3.94%[d]       4.30%[d]       5/31/1994

Benchmarks [a]
Merrill Lynch 6-month US Treasury Bill Index [g]           4.81%          2.52%          4.00%          4.33%
Merrill Lynch 6-month US Treasury Bill Index
  minus 50 basis points [h]                                4.29%          2.00%          3.47%          3.81%

TIFF GOVERNMENT BOND FUND [d]                              1.60%            NA             NA           2.29%          3/31/2003

Benchmarks [a]
Citigroup 10-year Treasury Index [i]                       1.38%            NA             NA           2.25%
Lipper General US Treasury Average                         2.87%            NA             NA           2.68%

[a] Benchmarks do not reflect deductions for fees, expenses, or taxes. One cannot invest directly in an index. The Lipper averages represent a universe of mutual funds with investment objectives similar to those of the associated TIP fund. A
    Lipper average is not presented for the Short-Term Fund because its investment mandate does not fit well in any existing
    Lipper peer group.
[b] Please note that the MSCI All Country World Index is 100% stocks whereas the TIFF Multi-Asset Fund normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI All Country World
    Index is presented as a benchmark for the fund solely to comply with SEC regulations. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
[c] The Constructed MAF Benchmark has been changed on various occasions since its inception (3/31/1995). The historical returns shown are based on the composition of the constructed MAF Benchmark that was in effect at the time the performance was generated.
[d] Performance data reflects an expense waiver. For applicable periods, total return would have been lower had certain expenses not been waived.
[e] The MSCI All Country World ex US Index is a free float-adjusted market capitalization index of publicly traded non- US stocks.
[f] The Dow Jones Wilshire 5000 Composite Index is a market capitalization weighted index of all publicly traded US stocks.
[g] The Merrill Lynch 6-Month US Treasury Bill Index is comprised of a single issue of original outstanding 2-year Treasury
    Note that matures closest to 6 months from the rebalancing date (month-end date). At the end of the month, the issue is sold and rolled into a newly selected issue.
[h] This supplemental index is designed to illustrate the impact of operating expenses and trading costs on the Short- Term
    Fund's performance. It is derived from the Short-Term Fund's primary index, the Merrill Lynch 6-month US Treasury Bill
    Index.
[i] The Citigroup 10-year Treasury Index measures the total return for the current 10-year "on-the-run" Treasuries. The index is reconstituted monthly and includes Treasuries that have been in existence for the entire month.

                                           RISK RETURN ANALYSIS -- PERFORMANCE TABLE

The following replaces the similar language under the heading Risk Return Analysis - Performance Table beginning on page 12 in the Prospectus.

The table below illustrates the changes in the TIFF mutual funds' yearly performance and shows how each fund's average returns for one year, five years, and since fund inception compare with selected benchmarks. Total return for the Multi-Asset,
International Equity, and US Equity Funds includes the effects of entry and exit fees, assuming a purchase at the beginning of the period and a redemption at the end of the period. Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns may differ from those shown, and are not relevant if shares of the funds are held through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                                THROUGH 12/31/2006

                                                                   ONE           FIVE          TEN         SINCE          FUND
                                                                   YEAR         YEARS         YEARS      INCEPTION      INCEPTION

TIFF MULTI-ASSET FUND                                                                                                   3/31/1995

Return before Taxes                                               15.36%        11.86%        8.43%        9.60%
Return after Taxes on Distributions                               14.20%        10.64%        6.69%        7.82%
Return after Taxes on Distributions and Sale of Fund Shares       10.76%         9.66%        6.26%        7.32%

Benchmarks (reflects no deduction for fees, expenses, or taxes)
MSCI All Country World Index                                      20.95%        10.79%        7.91%        9.14%
CPI +5% per annum                                                  7.66%         7.81%        7.55%        7.58%
Constructed MAF Benchmark                                         15.54%        10.75%        8.92%        9.69%
Lipper Global Flexible Portfolio Funds Average                    13.21%         9.35%        7.35%        8.57%

TIFF INTERNATIONAL EQUITY FUND                                                                                          5/31/1994

Return before Taxes                                               26.81%        17.49%        8.83%        9.12%
Return after Taxes on Distributions                               25.52%        16.88%        7.58%        7.95%
Return After Taxes on Distributions and Sale of Fund Shares       19.43%        15.21%        7.05%        7.42%

Benchmarks (reflects no deduction for fees, expenses, or taxes)
MSCI All Country World ex US Index                                26.65%        16.41%        8.29%        7.87%
Lipper International Average                                      24.81%        13.70%        7.52%        7.28%

TIFF US EQUITY FUND                                                                                                     5/31/1994

Return before Taxes                                               17.10%         8.62%        9.29%       12.02%
Return after Taxes on Distributions                               15.36%         7.98%        7.06%        9.55%
Return After Taxes on Distributions and Sale of Fund Shares       13.21%         7.40%        6.96%        9.30%

Benchmarks (reflects no deduction for fees, expenses, or taxes)
Dow Jones Wilshire 5000 Composite Index                           15.87%         7.64%        8.66%       11.34%
Lipper Multi-Cap Core Average                                     13.33%         6.54%        8.49%       10.71%

TIFF SHORT-TERM FUND                                                                                                    5/31/1994

Return before Taxes                                                4.72%         2.30%        3.94%        4.30%
Return after Taxes on Distributions                                2.97%         1.28%        2.34%        2.55%
Return After Taxes on Distributions and Sale of Fund Shares        3.04%         1.36%        2.37%        2.58%

Benchmark (reflects no deduction for fees, expenses, or taxes)
Merrill Lynch 6-month Treasury Bill Index                          4.81%         2.52%        4.00%        4.33%
Merrill Lynch 6-month Treasury Bill Index
  minus 50 basis points                                            4.29%         2.00%        3.47%        3.81%

TIFF GOVERNMENT BOND FUND                                                                                                 3/31/03

Return before Taxes                                                1.60%           NA           NA         2.29%
Return after Taxes on Distribution                                -0.08%           NA           NA         0.74%
Return after Taxes on Distribution and Sale of Fund Shares         1.01%           NA           NA         1.05%

Benchmarks (reflects no deduction for fees, expenses or taxes)
Citigroup 10 year US Treasury Index                                1.38%           NA           NA         2.25%
Lipper General US Treasury Average                                 2.87%           NA           NA         2.68%

                                              FEES AND ANNUAL OPERATING EXPENSES

This table describes the fees and expenses that a member may pay when buying or holding shares of a fund. This table and the examples below represent fee and expense information for the fiscal year ended December 31, 2006.

                                            SHAREHOLDER FEES                       ANNUAL OPERATING EXPENSES
                                         (paid directly from the                      (expenses that are
                                        shareholder's investment)                 deducted from fund assets)

                                    SALES         TRANSACTION CHARGES
                                    LOADS          PAID TO FUNDS [a]
                                               Entry   Fees                                            Acquired Fund
                                                    on       Exit Fees on   Management      Other        Fees and
                                                Purchases    Redemptions     Fees [b]    Expenses [c]    Expenses         Total

Multi-Asset                         None          0.50%         0.50%         0.36%         0.31%          1.03%[d]       1.70%[f]
International Equity                None          0.75%         0.75%         0.40%         0.27%          1.13%[d]       1.80%[f]
US Equity                           None          0.25%         0.25%         0.54%         0.20%          0.55%[d]       1.29%[f]
Short-Term                          None           None          None         0.03%         0.16%          None           0.19%
Government Bond                     None           None          None         0.28%         4.34%          None           4.62%[e]

[a] Entry and Exit Fees. While the funds are no-load and do not charge sales commissions, the Multi-Asset, International
    Equity, and US Equity Funds assess entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount. The reasons for these fees are described in detail in the section entitled Purchases and
    Redemptions. TAS may waive these fees when the transaction will not result in significant costs for the fund.

[b] Management Fees. The management fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of a fund. Many of the money managers are on performance-based fee schedules and therefore these fees will vary over time depending on the performance of the funds. These fees are deducted from fund assets and are expressed as a percentage of average net assets. For further discussion of money manager fees, please see the section of the Statement of Additional Information entitled Performance-Based Fees for Money Managers.

[c] Other Expenses. This category includes administration fees, operations monitoring fees, custody fees, interest expense, legal and audit fees, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. Excluding interest expense and dividends paid on securities sold short, other expenses incurred by the Multi-Asset Fund were 0.17%. Excluding interest expense, other expenses incurred by the Government
    Bond Fund were 0.41%.

[d] Acquired Fund Fees and Expenses. This category represents the approximate fees and expenses indirectly incurred by a fund as a result of the fund's investment in the securities of the CIVs, based upon the data provided as of the date of this prospectus. The total expenses attributable to the CIVs, which are reflected as a reduction in the CIVs' gross returns, may differ significantly from period to period due to the variability of incentive fees. Excluding investment-related expenses,
    Acquired Fund Fees and Expenses indirectly incurred by the Multi-Asset, International Equity, and US Equity Funds were
    0.68%, 0.65%, and 0.33%, respectively.

[e] Fee Waivers.
    []  Government Bond Fund. Because TAS waived its advisory fee, total annual operating  expenses  were  4.57%  for the period ended December 31, 2006. This  fee  waiver is voluntary and may be modified or discontinued at any time.
[f] Total Annual Fund Operating Expenses. Total expenses may not correspond to the ratios of expenses to average net assets, shown in the Financial Highlights section in this prospectus, which reflect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses.

Example. This example is intended to help members compare the cost of investing in a TIP mutual fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses remain the same based upon the expenses as shown in the fee table, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled "With redemption at end of period." Actual costs may be higher or lower.

EXPENSES PER $10,000 INVESTMENT

                                        ONE YEAR                THREE YEARS               FIVE YEARS              TEN YEARS

                                   With          No          With          No          With         No         With         No
                                redemption   redemption   redemption   redemption   redemption  redemption  redemption  redemption
                                 at end of    at end of    at end of    at end of   at end of   at end of   at end of   at end of
                                  period       period       period       period       period      period      period      period

Multi-Asset                        $273         $222          $638         $583       $1,027        $968      $2,117      $2,049
International Equity               $333         $257          $719         $637       $1,130      $1,043      $2,277      $2,175
US Equity                          $182         $156          $461         $433         $761        $731      $1,613      $1,578
Short-Term                          $19          $19           $61          $61         $107        $107        $243        $243
Government Bond                    $463         $463        $1,394       $1,394       $2,332      $2,332      $4,709      $4,709

                ADDITIONAL PERFORMANCE AND EXPENSE INFORMATION

The following presents (1) non-standardized supplemental performance data for the Multi-Asset, International Equity, and US Equity Funds and (2) non-standardized supplemental expense information for the Multi-Asset, International Equity, US Equity, and Government Bond Funds, each of which is further described below. This information is presented in addition to and should not be confused with the standard performance data required by the SEC, which is included in the Risk Return Analysis - Performance Table on page 12, and the expense example which is included in Fees and Annual Operating Expenses on page 15. The standard performance data should be carefully reviewed by members.

The table below illustrates the changes in the yearly performance of the Multi-Asset, International Equity, and US Equity Funds and shows how each fund's average returns for one year, five years, ten years and since fund inception compare with selected benchmarks. Total return includes the effects of entry and exit fees received by the funds; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of the entry and exit fees, which are paid to the funds and may be waived in certain circumstances. Past performance is not necessarily an indication of how the funds will perform in the future.

                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                                           THROUGH 12/31/2006

                                                            ONE           FIVE            TEN           SINCE            FUND
                                                           YEAR           YEARS          YEARS        INCEPTION        INCEPTION

TIFF MULTI-ASSET FUND                                     16.53%         12.09%          8.53%          9.69%          3/31/1995

Benchmarks [a]
MSCI All Country World Index                              20.95%         10.79%          7.91%          9.14%
CPI + 5% per annum                                         7.66%          7.81%          7.55%          7.58%
Constructed MAF Benchmark                                 15.54%         10.75%          8.92%          9.69%
Lipper Global Flexible Portfolio Funds Average            13.21%          9.35%          7.35%          8.57%

TIFF INTERNATIONAL EQUITY FUND                            28.74%         17.85%[b]       9.00%[b]       9.25%[b]       5/31/1994

Benchmarks [a]
MSCI All Country World ex US Index                        26.65%         16.41%          8.29%          7.87%
Lipper International Average                              24.81%         13.70%          7.52%          7.28%

TIFF US EQUITY FUND                                       17.68%          8.73%[b]       9.35%[b]      12.06%[b]       5/31/1994

Benchmarks [a]
Dow Jones Wilshire 5000 Composite Index                   15.87%          7.64%          8.66%         11.34%
Lipper Multi-Cap Core Average                             13.33%          6.54%          8.49%         10.71%

[a]  Benchmarks  do not reflect deductions for fees, expenses, or taxes. One cannot invest directly in an index. See Risk
     Return Analysis - Performance Table for more information about the benchmarks.
[b]  Performance  data  reflect  an expense waiver. For applicable periods total return would have been lower had certain expenses not been waived.

Example. This additional example is provided to show the costs of investing in the funds if the interest expense and dividends paid on securities sold short for the Multi-Asset Fund, and interest expense for the Government Bond Fund were excluded from the Other Expenses category of Annual Operating Expenses, and investment-related expenses were excluded from Acquired Fund Fees and Expenses for the Multi-Asset, International Equity, and US Equity Funds. This example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses reflect the expenses as shown in the fee table excluding the interest, dividend and investment-related expenses described above, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled "With redemption at end of period." Actual costs may be higher or lower.

EXPENSES PER $10,000 INVESTMENT

                                         ONE YEAR                THREE YEARS              FIVE YEARS              TEN YEARS

                                    With          No          With          No         With         No         With         No
                                 redemption   redemption   redemption   redemption  redemption  redemption  redemption  redemption
                                  at end of    at end of    at end of   at end of   at end of   at end of   at end of   at end of
                                   period       period       period       period      period      period      period      period

Multi-Asset                         $224         $173         $488         $432        $772        $712       $1,581      $1,509
International Equity                $286         $208         $573         $490        $882        $793       $1,760      $1,653
US Equity                           $160         $134         $392         $364        $644        $614       $1,364      $1,327
Government Bond                      $70          $70         $221         $221        $384        $384         $859        $859

                              ELIGIBLE INVESTORS

Asset Size. Each fund will accept as new members only those organizations that meet the eligibility criteria set forth under the heading Eligibility Criteria and are "accredited investors" as defined in rule 501(a) under the Securities Act of 1933, as amended, and the SEC's interpretations thereof, which generally contemplates, among other criteria, that an organization have total assets in excess of $5 million. TAS, TAS employees, and their affiliates, including other vehicles managed or sponsored by TAS or its affiliates, are not subject to the "accredited investor" criteria. From time to time the funds may impose additional eligibility criteria.

Eligibility Criteria. The funds are open to:

[]  Organizations that qualify for exemption from federal income taxes under
    Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, and other organizations operated for charitable purposes. TAS may, in its discretion, determine whether an organization qualifies;

[] Planned giving or split interest assets of eligible organizations where at least part of the income or principal of such assets is owned irrevocably by the eligible organization and the organization has legal control over the securities or vehicles in which such assets are invested;

[] Retirement plans maintained for the employees of organizations meeting the above eligibility criteria; and

[] TAS, TAS employees (including retirement accounts or other accounts of which the employee is the sole beneficial owner), and their affiliates, including other vehicles managed or sponsored by TAS or its affiliates.

                        MANAGEMENT AND ADMINISTRATION
                             OF THE MUTUAL FUNDS

TIP TIFF Investment Program, Inc., an SEC- regulated family of no-load, open-end mutual funds offered primarily to non-profit organizations.

TAS TIFF Advisory Services, Inc., the SEC- registered investment advisor of the TIP mutual funds.

TEF The Investment Fund for Foundations, d/b/a TIFF Education Foundation
    ("TEF"), a tax- exempt, private operating foundation which seeks to enhance non-profit fiduciaries' knowledge of investing.

The TIFF Organization. Known colloquially as TIFF, TIP, TAS, and TEF collectively seek to improve the net investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing. TIP and TAS were organized by TEF. Although certain members of TEF's board of trustees serve as directors of TIP, TEF does not exercise control over TIP. The directors of TIP are elected by the members of the mutual funds (i.e., the shareholders) or, when permitted by law, by TIP directors. Each TIP fund has its own investment objective and policies. The funds are advised by TAS.

Board Members and Officers of TIP, TAS, and TEF. TIP's Board of Directors supervises the TIP mutual funds. All TIP board members serve as volunteers who receive no fees or salary but are eligible for expense reimbursement and matching charitable gift programs. Similarly, with the exception of Mr. Flannery and Mr. Salem, all TAS and TEF board members serve as volunteers. Messrs. Flannery and Salem are compensated for their services as TIP officers and as TAS and TEF board members and officers, as applicable, by TAS.

             BIOGRAPHIES OF BOARD MEMBERS AND PRINCIPAL OFFICERS

Set forth below is biographical information regarding the board members and principal officers of TIP, TAS, and TEF. The information includes institutions with which these individuals have been associated for at least the last five years.

Biographies of TIP Board Members

SUZANNE BRENNER is Deputy Chief Investment Officer and Associate Treasurer of The Metropolitan Museum of Art, which has assets exceeding $2.5 billion. She was formerly Assistant Treasurer and Director of Investments at The Rockefeller Foundation. She is a Certified Public Accountant.

HARRY HOFFMAN, III is Treasurer and Chief Investment Officer of Mayo Clinic, which has assets of approximately $8.2 billion. Mr. Hoffman is chair of the board of TEF and also serves as Chair of the American Red Cross Endowment Fund Board of Trustees.

SHERYL JOHNS is Executive Vice President of Houston Endowment Inc., a private foundation with assets exceeding $1.6 billion. Ms. Johns was formerly a Manager with the accounting firm Ernst & Young. She is a Certified Management Accountant as well as a Certified Public Accountant. Ms. Johns serves as chair of the board of TIP, and serves on the board of TEF.

WILLIAM MCLEAN is Vice President and Chief Investment Officer of Northwestern University, which has endowment assets of approximately $6 billion. He was formerly Senior Managing Director of Asset and Investment Management of the John
D. and Catherine T. MacArthur Foundation and an Investment Officer at The Duke Endowment. He serves on the Investment Committees of Father Flanagan's Boys Home and NCAA. Mr. McLean also serves on the board of TAS.

                               TIP           TAS           TEF
Unpaid Board Members

Suzanne Brenner              Director
Christopher Brightman                      Director
Harry Hoffman, III           Director                 Trustee/Chair
Sheryl Johns              Director/Chair                 Trustee
Mark Kritzman                              Director
William McLean*              Director      Director
Jane Mendillo                           Director/Chair   Trustee
John Powers                                Director
D. Ellen Shuman                            Director

Principal Officers and
Board Members Paid by TAS

Richard J. Flannery         President/   Director/CEO
                               CEO

David A. Salem                VP/CIO      Director/      Trustee/
                                        President/CIO   President

Richelle S. Maestro          VP/Chief     VP/General
                              Legal        Counsel
                             Officer

Dawn I. Lezon             VP/Assistant   VP/Treasurer
                            Treasurer

Kelly A. Lundstrom              VP            VP

Tina M. Leiter              Secretary     Secretary/    Secretary
                                             CCO

William E. Vastardis        Treasurer/
                             CFO/CCO

* Mr. McLean is deemed to be an "interested director" of TIP, as that term is defined in the Investment Company Act of 1940, as amended, because he is also a director of TAS.

Biographies of Remaining Outside TAS and TEF Board Members

CHRISTOPHER BRIGHTMAN is Chief Executive Officer and acts as Chief Investment Officer of the University of Virginia Investment Management Company where he oversees an endowment of approximately $4 billion. He serves as an Investment Advisory Committee member of the Virginia Retirement System. He was formerly the Chief Investment Officer of Strategic Investment Group, a multi-manager global investment firm. He is a CFA charterholder.

MARK KRITZMAN is President and CEO of Windham Capital Management where he is responsible for managing research activities and investment advisory services. He is former Research Director of the CFA Institute's Research Foundation, and he teaches a graduate course in financial engineering at MIT's Sloan School of Management.

JANE MENDILLO is Chief Investment Officer of Wellesley College, which has endowment assets of approximately $1.5 billion. She was formerly a Vice President of Harvard Management Company and a Management Consultant with Bain & Company.

JOHN POWERS is President and CEO of the Stanford Management Company, which oversees approximately $18 billion of endowment and trust assets, expendable funds, and commercial real estate investments. He was formerly Managing Director and the Director of Research at Offit Hall Capital Management LLC. Prior to joining Offit Hall, Mr. Powers was Managing Director and Director of Research at Robertson Stephens, Inc. Mr. Powers serves on the Boards of the Town School for Boys and Makena Capital Management, LLC.

D. ELLEN SHUMAN is Vice President and Chief Investment Officer of Carnegie Corporation of New York, a private foundation with approximately $2.7 billion in assets. She was formerly Director of Investments at Yale University. Ms. Shuman is a CFA Charterholder. She is a Trustee of Bowdoin College and a Director of General American Investors. She is a member of the investment committee of Community Foundation of Greater New Haven and an Investment Advisor to the Edna McConnell Clark Foundation and the American Academy of Arts and Letters.

Biographies of Principal Officers

RICHARD J. FLANNERY serves as a Director and the Chief Executive Officer of TAS, with overall responsibility for all of its activities. He also serves as TIP's President and Chief Executive Officer. Prior to joining TIFF, Mr. Flannery was Executive Vice President of the global money management firm Delaware Investments. During his 14-year tenure at Delaware Investments, he supervised multiple departments in the firm and played a key role in the firm's transition from a domestic to a global investment management firm.

DAVID A. SALEM is Vice President and Chief Investment Officer of TIP, President and Chief Investment Officer of TAS, and a Director and President of TEF. Prior to assuming TAS's presidency in 1993, Mr. Salem was a Partner in the Boston-based investment advisory firm Grantham, Mayo, Van Otterloo & Co., where his responsibilities included asset allocation and strategic planning. He has served on the faculties of Middlebury College and the University of Virginia and in the Office of the Counsel to the President of the United States. Mr. Salem is a Trustee of Middlebury College and a member of the investment committee of The Atlantic Philanthropies. He is a former trustee of the Core Knowledge Foundation and former co-chair of the Cabinet of the Thomas Jefferson Foundation (Monticello).

RICHELLE S. MAESTRO is Vice President and General Counsel of TAS as well as Vice President and Chief Legal Counsel of TIP. Prior to joining TAS, Ms. Maestro was Executive Vice President and General Counsel of Delaware Investments, where she had responsibility for all legal and compliance matters.

DAWN I. LEZON serves as Vice President and Treasurer of TAS and Vice President and Assistant Treasurer of TIP. Prior to joining TIFF, Ms. Lezon was a partner of the public accounting firm Crane, Tonelli, Rosenberg & Co. LLP.

KELLY A. LUNDSTROM serves as Vice President of TAS and TIP. Ms. Lundstrom's prior experience includes three years of investment operations consulting and 11 years at Howard Hughes Medical Institute investment operations.

TINA M. LEITER serves as Secretary of TAS, TIP, and TEF and Chief Compliance Officer of TAS. Her prior experience includes eight years at Merrill Lynch, where she assisted with operations and account maintenance.

WILLIAM E. VASTARDIS is Treasurer, Chief Financial Officer, and Chief Compliance Officer of TIP. He is also the Founder and President of Vastardis Fund Services LLC, TIP's Operations Monitoring Agent, and Vastardis Compliance Services LLC. Prior to forming Vastardis Fund Services LLC and Vastardis Compliance Services LLC, Mr. Vastardis was Managing Director of Fund Administration at Investors Capital Services, Inc.

THE ADVISOR

TIFF Advisory Services, Inc., with principal offices at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428, serves as the advisor to all funds. TAS was formed to facilitate investment by non-profit organizations in stocks, securities and other assets. A discussion regarding the basis for the board approving the advisory agreement with TAS is available in the funds' semi-annual report to shareholders for the period ended June 30, 2006.

Advisory Agreement. Pursuant to an investment advisory agreement with TIP on behalf of each fund, TAS:

1. develops investment programs, selects money managers, and monitors their investment activities and results;

2. provides or oversees the provision of all general management, investment advisory, and portfolio management services to each fund;

3.  allocates and reallocates each fund's assets among the money managers;

4.  identifies appropriate CIVs in which to invest the funds' assets;

5. invests funds held in the form of cash reserves pending allocation to money managers or to meet redemption requests;

6. may manage directly investments made by a former money manager until those investments are sold, turned over for management to another money manager, or invested in a CIV;

7. may manage directly that portion of each fund's assets that invests in US Treasury inflation protected securities; and

8. may perform other additional duties, including investment in futures contracts, derivative instruments, duration investments, and other securities and other financial instruments, in accordance with each fund's investment objectives, policies, and restrictions as approved by the board.

In addition, the investment advisory agreements for the Government Bond and Short-Term Funds provide that TAS may manage the funds' assets directly in lieu of selecting a money manager.

 MONEY MANAGERS

A discussion regarding the basis for the board approving the advisory agreement with money managers is available in the funds' semi-annual report to shareholders for the period ended June 30, 2006.

Allocation of Assets among Money Managers. In the case of funds that are managed by more than one money manager, TAS is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation by money manager. TAS may allocate or reallocate assets among managers or may defund a manager as it deems appropriate in order to achieve the overall objectives of the fund involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on TAS's ability to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, monitor money managers' performance and adherence to stated styles, and effectively allocate fund assets among money managers.

Discretion Afforded Money Managers. Each money manager has discretion to purchase and sell securities and other investments for its allocated portion of a fund's assets, subject to written investment objectives, policies, and restrictions. For separate accounts, these guidelines are developed by TAS; for CIVs, the guidelines are typically developed by the CIVs' management and reviewed by TAS. Although the money managers' activities are subject to general oversight by the boards of directors of TIP and officers of TIP and TAS, neither the directors nor the officers evaluate the investment merits of the money managers' individual security selections.

Manager Selection Process. TAS is responsible for identifying qualified money managers and CIVs and negotiating the agreement terms under which each money manager will provide services to the funds. Money manager agreements are submitted for approval to TIP's board of directors. TIP's board of directors retains the right to disapprove the hiring of money managers and to terminate agreements between TIP and the money managers. The funds and TAS have received an order from the SEC, subject to specified terms and conditions, which permits TAS to hire and terminate money managers or change the terms of their advisory agreements with the approval of TIP's board of directors but without obtaining shareholder approval.

Manager Selection Criteria. In selecting money managers, TAS weighs a number of relevant factors and makes its selection based on a comparison of such factors. TAS generally reviews factors such as the historical investment results of comparable money managers, evaluates written information supplied by the money managers and others, and conducts face-to-face interviews with individuals who would actually manage money for TIP should their firms be selected by TAS on behalf of TIP. Each of the disqualifying attributes noted below may constitute sufficient grounds for rejection or dismissal of a money manager displaying such attribute(s). The factors considered by TAS in selecting the funds' current money managers and in considering the selection of other money managers include:

Important Attributes
[] Well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data
[] Verifiable record that the firm has faithfully executed its philosophy over time
[] Stable and cohesive management team with strong personal incentives (both financial and psychological) to produce satisfactory results for their clients
[]  Reasonable amount of assets under management for the philosophy
[] Proven capacity to deliver reasonably uniform results to all clients' assets to which the philosophy is applied
[]  Satisfactory returns versus a relevant benchmark
[]  Proven capacity to adapt to changes in financial markets
[] Proven willingness to invest adequately in its own business (including technological resources)
[]  Proven willingness to adhere to TIFF's credo

Helpful Attributes
[]  Investment management is sole (preferably) or primary business
[] Decision makers are seasoned professionals or firm's evolving investment philosophy is innovative (preferably both)
[]  Willing to use performance-based fee arrangements
[] Fee structure links manager's compensation directly and primarily to returns (versus assets)

Undesirable Attributes
[]  Insufficiently trained administrative personnel
[]  Insufficiently robust investment accounting systems
[]  Investment decisionmakers unduly burdened with administrative tasks
[]  Unwillingness to specify product size limits

Disqualifying Attributes
[]  High degree of personnel turnover
[] Investment decisionmakers (as distinct from portfolio management) engaged primarily in brokerage or financial planning
[]  Inability to meet performance reporting deadlines
[] Criminal convictions or material sanctions by the SEC or other federal or state regulatory agencies

Other Considerations. When evaluating potential money managers for TIP, TAS typically considers carefully the financial viability and stability of the money managers, but it does not assume that the age or size of an investment management organization and the quality of its services are always positively correlated.

Money Manager Agreements. In order to preserve the flexibility needed to respond to changes in TIP's operating environment, the agreements between TIP and each money manager do not specify the percentage of a fund's assets to be allocated to the money manager. Members and prospective members seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting TAS at the telephone number shown on the back cover of this prospectus.

Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. Generally, these arrangements specify a minimum fee (floor), expressed as a percentage of gross assets, a maximum fee (cap) and a fee formula that embodies the concept of a "fulcrum" fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio's excess return (i.e., its actual return less the total return of the portfolio's benchmark) exceeds a specified level and to reduce the fee if the portfolio's excess return falls below this level. Total returns are computed over a rolling 12-month time period. Fee formulas are expressed in basis points, where a basis point is 1/100 of one percent.

                        MONEY MANAGER FEE ARRANGEMENTS
                            AND PORTFOLIO MANAGERS

The funds' SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities of the funds they manage.

                                            TOTAL MANAGEMENT FEES
                                       PAID TO TAS AND MONEY MANAGERS
                                      FOR FISCAL YEAR ENDED 12/31/2006

Multi-Asset                                         0.36%
International Equity                                0.40%
US Equity                                           0.54%
Short-Term                                          0.03%
Government Bond [a]                                 0.28%

[a] As a result of TAS's waiver of its advisory fee, the actual management fee paid by the Government Bond Fund was 0.23%. This fee waiver is voluntary and may be modified or discontinued at any time.

NOTE: THESE FEES DO NOT INCLUDE MANAGEMENT AND INCENTIVE FEES PAID TO CIV MANAGERS OR THE CIVS' OPERATING EXPENSES, WHICH ARE REFLECTED AS A REDUCTION IN THE CIVS' GROSS RETURNS. SEE FEES AND ANNUAL OPERATING EXPENSES FOR ADDITIONAL INFORMATION REGARDING CIV FEES AND EXPENSES.

Multi-Asset Fund

ARONSON+JOHNSON+ORTIZ LP (230 South Broad Street, 20th Floor, Philadelphia,
PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, Principal) has been a portfolio manager with ARONSON+JOHNSON+ORTIZ since 1984. Kevin M. Johnson (PhD, Principal) has been a portfolio manager with the firm since 1993. Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager with the firm since 1987. Gina Marie Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the firm since 1998. R. Brian Wenzinger (CFA, CPA, Principal) has been a research analyst and portfolio manager with the firm since 2000. All except Mr. Wenzinger have managed assets for the fund since 1998. Mr. Wenzinger has managed assets for the fund since 2006.

MARATHON ASSET MANAGEMENT, LLP (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003. Neil Ostrer (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003. William Arah (Director) has been a portfolio manager with Marathon since 1987 and has managed assets for the fund since 2003.

MONDRIAN INVESTMENT PARTNERS LIMITED (10 Gresham Street, 5th Floor, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.425% per year on the first $50 million of its portfolio and 0.30% per year on amounts above $50 million, subject to a minimum account size of $50 million or fees equivalent thereto. Nigel G. May (Joint Chief Investment Officer - Developed Markets) has been a portfolio manager with Mondrian since 1991 and has managed assets for the fund since 2005. Elizabeth A. Desmond (Joint Chief Investment Officer - Developed Markets) has been a portfolio manager with Mondrian since 1991 and has managed assets for the fund since 2003. Brendan Baker (Senior Portfolio Manager) has been a portfolio manager with Mondrian since 2002 and has managed assets for the fund since 2005. Mondrian has managed assets for the fund since 2002.

KG REDDING, LLC (71 South Wacker Drive, Suite 3400, Chicago, IL 60606) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 250 basis points and a fulcrum fee of 150 basis points. The portfolio must earn 500 basis points over the return of the Morgan Stanley REIT Index in order for the manager to earn the fulcrum fee. Kim Redding (CEO and Portfolio Manager) and Jason Baine (Principal and Portfolio Manager) have been portfolio managers with Redding since 2001 and have managed assets for the fund since 2003.

SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails: i) on the first $200 million of aggregate net assets managed on behalf of applicable TIP funds, a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points when the portfolio earns 205 basis points over the return of a weighted average of the 10- year US Treasury Inflation Protected Security and the Citigroup 10-year Treasury Index (the "Indexes"); and ii) on aggregate net assets over $200 million managed on behalf of applicable TIP funds, a floor of 5 basis points, a cap of 85 basis points, and a fulcrum fee of 45 basis points when the portfolio earns 215 basis points over the return of a weighted average of the Indexes. Timothy D. Rowe (Principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003. Robert
W. Aufdenspring (Senior Vice President) has been employed by Smith Breeden since 1999 and has served as secondary portfolio manager for the fund since 2003.

TIFF ADVISORY SERVICES, INC. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.20% per year on the first $500 million; 0.18% on the next $500 million; 0.15% on the next $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million and 0.09% on amounts above $2.5 billion. Michael Costa (Portfolio Manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and management of cash and other investments for TAS. Mr. Costa consults regularly with David Salem, TAS's President and Chief Investment Officer (since 1993); and Richard Flannery, TAS's Chief Executive Officer (since 2004) and TIP's President and Chief Executive Officer (since 2003).

WELLINGTON MANAGEMENT COMPANY, LLP (75 State Street, Boston, MA 02109) is compensated based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million and 0.35% per year on amounts above $100 million. James A. Bevilacqua (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1994 and has been the portfolio manager of the fund since 2003. Karl E. Bandtel (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1990 and has been involved in portfolio management and securities analysis of the fund since 1996.

International Equity Fund

MARATHON ASSET MANAGEMENT, LLP (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World ex US Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994. Neil Ostrer (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994. William Arah (Director) has been a portfolio manager with Marathon since 1987 and has managed assets for the fund since 1994.

MONDRIAN INVESTMENT PARTNERS LIMITED (10 Gresham Street, 5th Floor, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.550% per year on the first $50 million of its portfolio, 0.385% per year on the next $50 million and 0.330% per year on amounts above $100 million. Hamish O. Parker (Director) has been a portfolio manager with Mondrian since 1990 and has managed assets for the fund since 1994. Elizabeth A. Desmond (Joint Chief Investment Officer - Developed Markets) has been a portfolio manager with Mondrian since 1991 and has managed assets for the fund since 2003. Mondrian has managed assets for the fund since 1994.

TIFF ADVISORY SERVICES, INC. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.15% per year on the first $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million and 0.05% on amounts above $2.5 billion. Michael Costa (Portfolio Manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and management of cash and other investments for TAS. Mr. Costa consults regularly with David Salem, TAS's President and Chief Investment Officer (since 1993); and Richard Flannery, TAS's Chief Executive Officer (since 2004) and TIP's President and Chief Executive Officer (since 2003).

US Equity Fund

ARONSON+JOHNSON+ORTIZ LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, Principal) has been a portfolio manager with ARONSON+JOHNSON+ORTIZ since 1984. Kevin M. Johnson (PhD, Principal) has been a portfolio manager with the firm since 1993. Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager with the firm since 1987. Gina Marie Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the firm since 1998. R. Brian Wenzinger (CFA, CPA, Principal) has been a research analyst and portfolio manager with the firm since 2000. All except Mr. Wenzinger have managed assets for the fund since 1998. Mr. Wenzinger has managed assets for the fund since 2006.

SHAPIRO CAPITAL MANAGEMENT LLC (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (Chairman, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the fund since 1997. Michael A. McCarthy (Director of Research, Principal) has been a portfolio manager with Shapiro Capital since 1991 and has managed assets for the fund since 1997. Louis Shapiro (President, CCO) has been a portfolio manager with Shapiro Capital since 1993 and has managed assets for the fund since 1997.

TIFF ADVISORY SERVICES, INC. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.15% per year on the first $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million and 0.05% on amounts above $2.5 billion. Michael Costa (Portfolio Manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and management of cash and other investments for TAS. Mr. Costa consults regularly with David Salem, TAS's President and Chief Investment Officer (since 1993); and Richard Flannery, TAS's Chief Executive Officer (since 2004) and TIP's President and Chief Executive Officer (since 2003).

WESTPORT ASSET MANAGEMENT, INC. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (Chairman, CIO) has been a portfolio manager with Westport Asset Management since 1983 and has managed assets for the fund since 1994. Edmund Nicklin has been a portfolio manager with Westport Asset Management since 1997 and has managed assets for the fund since 1997.

Short-Term Fund

TIFF ADVISORY SERVICES, INC. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.03% per year on the first $1 billion; 0.02% on the next $1 billion; and 0.01% per year on amounts above $2 billion. Michael Costa (Portfolio Manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and management of cash and other investments for TAS. Mr. Costa consults regularly with David Salem, TAS's President and Chief Investment Officer (since 1993); and Richard Flannery, TAS's Chief Executive Officer (since 2004) and TIP's President and Chief Executive Officer (since 2003).

Government Bond Fund

SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails: i) on the first $200 million of aggregate net assets on behalf of applicable TIP funds, a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points when the portfolio earns 218 basis points over the return of the Citigroup 10-year Treasury Index (the "Index"); and ii) on aggregate net assets over $200 million managed on behalf of applicable TIP funds, a floor of 5 basis points, a cap of 85 basis points, and a fulcrum fee of 45 basis points when the portfolio earns 230 basis points over the return of the Index. Timothy D. Rowe (Principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003. Robert W. Aufdenspring (Senior Vice President) has been employed by Smith Breeden since 1999 and has served as secondary portfolio manager for the fund since 2003.

TIFF ADVISORY SERVICES, INC. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.05% per year on the first $1 billion; 0.04% on the next $1 billion; and 0.03% per year on amounts above $2 billion. Michael Costa (Portfolio Manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and management of cash and other investments for TAS. Mr. Costa consults regularly with David Salem, TAS's President and Chief Investment Officer (since 1993); and Richard Flannery, TAS's Chief Executive Officer (since 2004) and TIP's President and Chief Executive Officer (since 2003).

               COMMINGLED INVESTMENT VEHICLE PORTFOLIO MANAGERS

Multi-Asset Fund

CANYON CAPITAL ADVISORS LLC. Joshua S. Friedman (Managing Partner) and Mitchell
R. Julis (Managing Partner) have been portfolio managers with Canyon Capital Advisors since 1990. Prior to 1990, Mr. Friedman was executive vice president of the Capital Markets Service Group of Drexel Burnham Lambert. Prior to 1990, Mr. Julis was also with Drexel Burnham Lambert, serving as Senior Vice President. The fund has been invested with Canyon since 1993.

CONVEXITY CAPITAL MANAGEMENT LP. Jack Meyer (Managing Partner and CEO), Dave Mittelman (Managing Partner) and Maurice Samuels (Managing Partner) have been portfolio managers for Convexity Capital Management LP since its inception in 2006. From 1990 to 2005, Mr. Meyer was President and Chief Executive Officer of Harvard Management Company. Mr. Mittelman was Senior Vice President of fixed income investments at Harvard Management Company from 1983-2005. Mr. Samuels was Senior Vice President of Foreign Fixed Income at Harvard Management Company from 1991 -2005. The fund invested with Convexity Capital Management in 2006.

FARALLON CAPITAL MANAGEMENT, LLC. Thomas F. Steyer (Senior Managing Member) has been a portfolio manager for Farallon Capital since 1990 and the fund has been invested with Farallon Capital Management since 1995. Prior to that, he founded and was a General Partner of HFS Partner I, the predecessor to Farallon Capital Partnership.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC. John D. Freeman (Chairman and CEO) has been a portfolio manager for Freeman Associates since 2001. Prior to that, he was a portfolio manager for Investment Research Company ("IRC"), the predecessor to Freeman Associates. The fund has been invested with Freeman Associates since 2004.

JOHO CAPITAL, LLC. Robert A. Karr (Portfolio Manager) founded Joho Capital in 1996. Prior to that, he spent four years as Managing Director at Tiger Management where he provided advisory services for a sizeable long/short Japanese and other Asian companies. The fund has been invested with Joho since 2007.

LANSDOWNE PARTNERS LIMITED. Peter Davies (Portfolio Manager) joined Lansdowne in 2001. He was formerly a Director of Merrill Lynch Investment Management working on the US team covering technology stocks until 1993; he joined the UK specialist team in 1994. Stuart Roden (Portfolio Manager) also joined Lansdowne in 2001. From 1994 to 2001, he was employed by Merrill Lynch Investment Management, managing UK equity high performance pension fund mandates. The fund has been invested with Lansdowne since 2006.

LONE PINE CAPITAL LLC. Stephen F. Mandel, Jr. (Founder) has been the portfolio manager with Lone Pine Capital since inception in 1997. From 1990 to 1997, Mr. Mandel was a portfolio manager with Tiger Management. The fund has been invested with Lone Pine Capital since 1997.

MAVERICK CAPITAL, LTD. Lee S. Ainslie III (Portfolio Manager) joined Maverick in 1993. Prior to that, he served as a Managing Director of Tiger Management. The fund has been invested with Maverick since 2002.

OCH-ZIFF CAPITAL MANAGEMENT GROUP. Daniel S. Och (Founder and Senior Managing Member) has been a portfolio manager at Och-Ziff since its founding, in February 1994. Prior to 1994, Mr. Och spent eleven years at Goldman, Sachs & Co. where he was a Vice President. He began his career in the Risk Arbitrage Department, and future responsibilities included Head of Proprietary Trading in the Equities Division and Co-Head of US Equities Trading. The fund has been invested with Och-Ziff since 2002.

REGIMENT CAPITAL MANAGEMENT, LLC. Timothy S. Peterson (Senior Portfolio Manager) founded Regiment in 1998. Prior to that, he spent nine years managing an arbitrage portfolio of high yield and private fixed income securities for Harvard Management Company. The fund has been invested with Regiment since 2002.

SLEEP, ZAKARIA & COMPANY, LTD. Nicholas Sleep (Co-Portfolio Manager) and Qais Zakaria (Co-Portfolio Manager) co-founded Sleep, Zakaria & Company, Ltd. in 2006. From 1995 to 2006, Mr. Sleep served as a portfolio manager for Marathon Asset Management Limited. Mr. Zakaria was also employed by Marathon Asset Management Limited from 2001 through 2006. Prior to 2001, Mr. Zakaria was an equities broker covering Southeast Asia at Deutsche Bank. The fund has been invested with Sleep, Zakaria & Company since 2006.

TOSCAFUND ASSET MANAGEMENT LLC. Martin Hughes (Co-Portfolio Manager) founded Toscafund Asset Management LLC in 2000 and has been a portfolio manager since the firm's inception. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (Co-Portfolio Manager) has worked for Toscafund Asset Management LLC since inception. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing. The fund has been invested with Toscafund since 2004.

International Equity Fund

CONVEXITY CAPITAL MANAGEMENT LP. Jack Meyer (Managing Partner and CEO), Dave Mittelman (Managing Partner), and Maurice Samuels (Managing Partner) have been portfolio managers for Convexity Capital Management LP since its inception in 2006. From 1990 to 2005, Mr. Meyer was President and Chief Executive Officer of Harvard Management Company. Mr. Mittelman was Senior Vice President of fixed income investments at Harvard Management Company from 1983-2005. Mr. Samuels was Senior Vice President of Foreign Fixed Income at Harvard Management Company from 1991 -2005. The fund invested with Convexity Capital Management in 2006.

LANSDOWNE PARTNERS LIMITED. Peter Davies (Portfolio Manager) joined Lansdowne in 2001. He was formerly a Director of Merrill Lynch Investment Management working on the US team covering technology stocks until 1993; he joined the UK specialist team in 1994. Stuart Roden (Portfolio Manager) also joined Lansdowne in 2001. From 1994 to 2001, he was employed by Merrill Lynch Investment Management, managing UK equity high performance pension fund mandates. The fund has been invested with Lansdowne since 2003.

TOSCAFUND ASSET MANAGEMENT LLC. Martin Hughes (Co-Portfolio Manager) founded Toscafund Asset Management LLC in 2000 and has been a portfolio manager since the firm's inception. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (Co-Portfolio Manager) has worked for the firm since its inception. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing. The fund has been invested with Toscafund since 2004.

US Equity Fund

ADAGE CAPITAL MANAGEMENT, LP. Robert Atchinson (Managing Director, Portfolio Manager, Equity Analyst) co-founded Adage in 2001. Prior to that, he was a Senior Vice President and Portfolio Manager (since 1985) of Harvard Management Company. Phillip Gross (Managing Director, Research Director, Equity Analyst) co-founded Adage in 2001. Prior to that, he was Vice President, Equity Analyst and Portfolio Manager (since 1983) at Harvard Management Company. The fund has been invested with Adage since 2002.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC. John D. Freeman (Chairman and CEO) has been a portfolio manager for Freeman Associates since 2001. Prior to that, he was a portfolio manager for Investment Research Company ("IRC"), the predecessor to Freeman Associates. The fund has been invested with Freeman since 2004.

                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund's principal investment strategies and risks are described in this prospectus. The funds may also invest in other securities and are subject to additional risks and restrictions that are described in the Statement of Additional Information.

Fundamental Policies. The investment objective for each fund except the Government Bond Fund and certain investment policies and restrictions of all funds that are designated in this prospectus or in the Statement of Additional Information as "fundamental" may be changed only with the approval of the fund's members holding a majority of that fund's outstanding voting securities. Other investment policies and restrictions may be changed by the funds' board of directors without member approval. There can be no assurance that a fund will attain its investment objective.

Performance Goals. Performance benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund's performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, when compared to its specified benchmark, can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

Temporary Strategies. The funds may temporarily depart from their normal investment policies -- for example, by investing substantially in cash reserves -- in response to adverse market, economic, political, or other conditions as well as pending allocation to a manager or another investment opportunity, and to manage cash flows. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective. In addition, a fund may hold cash-equivalents or other short term securities as collateral for other investments held by the fund.

Short-Term Trading. The money managers may sell a security when they believe it is appropriate to do so. The Multi-Asset and Government Bond Funds may engage in active and frequent trading to achieve their investment objectives. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds' performance. Government Bond Fund's portfolio turnover rate is typically significantly in excess of 100%.

Commingled Investment Vehicles ("CIVs"). In order to achieve their investment objectives, the Multi-Asset, International Equity and US Equity Funds invest in CIVs. AS AN INVESTOR IN A CIV, A FUND WILL BEAR ITS RATABLE SHARE OF EXPENSES AND WILL BE SUBJECT TO ITS SHARE OF THE MANAGEMENT AND PERFORMANCE FEES CHARGED BY THE CIV. The incentive fees charged by CIVs may create an incentive for the manager of the CIV to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee. Because these fees are charged by the individual CIV, a particular CIV may pay performance fees to its manager even if the fund's overall return is negative. In addition, the manager of the CIV may face a conflict of interest in valuing a CIV's portfolio securities because their values could affect the manager's compensation. CIV FEES AND EXPENSES ARE REFLECTED AS A REDUCTION IN THE CIVs' GROSS RETURN. Additional information about CIV fees and expenses can be found in this prospectus under the heading Fees and Annual Operating Expenses.

Swaps and Other Hedging Positions. The funds may use swaps, which are types of derivatives, and other hedging positions to increase total return. The primary risk with these investments is that their use may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a money manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates, or currencies being hedged; (3) the fact that skills needed to use these strategies may be different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment in that instrument (in some cases, the potential loss is unlimited);
(6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Short Sales. The funds may engage in short sale transactions in which a fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. These payments are an expense to the fund and increase the fund's expense ratio. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until a fund closes its short position or replaces the borrowed stock, the fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short or (2) otherwise cover the fund's short position. A fund may not acquire short positions in the securities of a single issuer whose value exceeds 2% of the fund's total assets. There are no limitations on the amount of the fund's total assets engaged in short sale transactions other than the requirement to segregate assets or otherwise cover those transactions by owning offsetting positions. A fund's investment performance will suffer if a security that it has sold short appreciates in value.

                          PURCHASES AND REDEMPTIONS

Account Application. An account application must be completed and submitted by each TIP member. Accompanying the completed application, members must also submit proof of their tax-exempt status or other documentation as may be requested to document their eligibility to invest. Any organization admitted as a member of TIP that is subsequently determined to be ineligible will be asked to redeem all shares that it holds in all TIP mutual funds. TIFF must receive a completed application and all requested information before an application can be accepted. Failure to provide all requested information may lead to a delay in establishing an account or result in a rejection of a member's application. See Order and Payment Procedures for purchasing share instructions.

Customer Identification Program. Federal law requires that the funds adopt an anti-money laundering compliance program which, among other things, includes procedures to obtain, verify and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each member who seeks to open an account with the funds (the "customer identification program"). In compliance with the USA Patriot Act of 2001, please note that after your account has been opened the funds may request additional information or documentation to verify certain information on your account application as part of the funds' anti-money laundering compliance program. Account applications without the required information or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the funds. After accepting an account application, to the extent permitted by applicable law or the customer identification program, the funds reserve the right to (1) place limits on transactions in any account until the identity of the member is verified; (2) refuse an investment in the funds; or (3) involuntarily redeem a member's shares and close an account in the event that a member's identity cannot be verified. The funds and their agents will not be responsible for any loss in a member's account resulting from the member's delay in providing all required identifying information or from closing an account and redeeming a member's shares pursuant to the customer identification program.

Net Asset Value. The price at which a member purchases or redeems shares of a fund is equal to the net asset value ("NAV") per share of the fund next determined after receipt of the purchase or redemption request in good order. The NAV is calculated by taking the total value of a fund's assets, subtracting the fund's liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, Investors Bank & Trust Company, normally as of the end of regular trading hours of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the distributor, the administrator, the transfer agent, and the custodian are all open for business, which is typically Monday through Friday, except holidays ("business days"). However, the NAV may be calculated earlier, or the funds may be closed, if the New York Stock Exchange closes, or otherwise restricts trading, the Federal Reserve Bank of New York closes or as permitted by the SEC. Each fund's NAV is determined on the basis of market prices. If no market price for a security is readily available, or if price information is considered unreliable (for example, if a debt security is discovered to be in default or trading in an exchange-listed security has been halted during the trading day), the security's fair value is determined by using guidelines approved by the funds' board of directors. Many of the CIVs in which the funds invest are not traded on a securities exchange or otherwise publicly traded. Therefore, market quotations are not available and such CIVs are priced using fair valuation techniques. If a money manager believes that the value of a security has been materially affected by events occurring after the close of an exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a fund calculates its NAV, and that the market quotations for that security are unreliable, a fund may use fair-value pricing instead. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations, which could cause the NAV of shares to differ significantly from the NAV that would have been calculated using market quotations. In addition, because the indexes against which the funds compare their performance do not use fair value pricing, the volatility of a fund's performance against the index may be higher than it would have been had a fund not used fair value pricing techniques. Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares. For information regarding fair value pricing of registered investment companies in which the funds invest, if any, please see the prospectuses of the registered investment companies listed in the funds' Annual Report dated December 31, 2006.

Frequent Purchases and Redemptions of Fund Shares. The funds discourage frequent purchases and redemptions of their shares, because short-term or other excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses to the fund's other members. The funds' board of directors has adopted policies and procedures pursuant to which the funds monitor the cash flow activity of their members on an ongoing basis and review any questionable activity of such members. In addition, the funds conduct an overall review of their cash flow activity periodically. The Multi-Asset, International Equity, and US Equity Funds also assess entry and exit fees as set forth in the following section entitled Fees and in the section entitled Fees and Annual Operating Expenses, in part as a method to discourage frequent trading by members. There is no guarantee that the funds will be able to curtail frequent trading activity in every instance. As certain foreign securities may be more thinly traded and their prices may be stale or not current, investment in these foreign securities may expose the funds to the risk of market timing.

Fees. Purchases and redemptions of shares in the funds are not subject to sales charges. However, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the section entitled Fees and Annual Operating Expenses. These fees are paid directly to the funds themselves and not to TAS or other fund service providers. They apply to initial investments in each fund and all subsequent purchases, exchanges, or redemptions but not to dividends, dividend reinvestments, capital gains or other distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds' other members. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS's discretion when the transaction will not result in significant costs for the affected fund (e.g., in-kind purchases and redemptions).

Offering Dates, Times, and Prices. Each fund continuously offers fund shares, and purchases may be made on any business day. Fund shares may be purchased at each fund's NAV next determined after an order and payment are accepted. The purchase amount will be reduced by any applicable entry fee. All purchases, except in-kind purchases, must be made by wire transfer in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when TAS receives a completed account application in good order and other required documents in good order and funds are deposited in TIP's account with the custodian as set forth below.

Investment Minimums. The minimum initial investment in the Multi-Asset, International Equity, and US Equity Funds is $1,000,000. The minimum initial investments for the Short-Term and Government Bond Funds are $50,000 and $100,000, respectively. The minimum for subsequent purchases is $5,000 through June 30, 2007. Effective July 1, 2007, the minimum for subsequent purchases will be $10,000 for the Multi-Asset, International Equity, and US Equity Funds and $5,000 for the Short-Term and Government Bond Funds. Minimums may be waived at TAS's discretion and are expected to be waived for investments made by TAS, TAS employees, and affiliates and other vehicles managed or sponsored by TAS or its affiliates, and minimum subsequent purchase amounts are expected to be waived for organizations that maintain a TIP account for the purpose of funding investments in other investment vehicles sponsored by TAS. As noted above in the section entitled Eligible Investors, the funds require that any organization wishing to become a member must be an "accredited investor."

Order and Payment Procedures. The following procedures apply to purchases of shares.

When Allowed                Purchases may be made on any business day.

Payment Procedure           Federal funds should be wired to the funds'
                            custodian and transfer agent, Investors Bank & Trust
                            Company ("IBT"), Boston, Massachusetts. (See wiring instructions below.)

Notification                A purchaser must contact TAS to inform TAS of the
                            incoming wire transfer and must clearly indicate the account name and which fund is to be purchased.
                            Purchasers may call TAS at 610-684-8200 or fax TAS at 610-684-8210. It is suggested that if notification is provided by fax the purchaser call
                            TAS to confirm receipt. If federal funds and all other required documentation are received by IBT prior to the time the Funds' NAV is calculated, normally 4:00 p.m. Eastern time (the "close of business"), the order will be effective on that day.
                            If TAS receives notification or such documentation after the close of business or if federal funds are not received by IBT by the close of business, such purchase order shall be executed the next business day. Notification of all trades must be received by TAS or its designee in advance of the receipt of wire transfer purchases. Unidentified wires may remain uninvested and there may be a delay in processing the order. Effective July 1, 2007, incoming wires that do not have accompanying trade notification in good order will be rejected.

Converted Funds             Funds transferred by bank wire may or may not be
                            converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will normally be converted the next business day and the trade will be processed on the business day they are converted.

Wiring Instructions

Bank                        Investors Bank & Trust Company
Address                     Boston, Massachusetts
ABA#                        011001438
Attention                   Transfer Agent
Deposit Account             #433334444
Deposit Account Name        TIFF Investment Program
Further Credit              Member Name or Number/Fund Name

Redemption Procedures. The following procedures apply to redemptions of shares.

Type of Redemption          Full and fractional shares may be redeemed upon a
                            member's request.

Who May Redeem              Only an authorized agent as designated on the
                            member's account application may request a redemption.

Notification                The member must inform TAS of the fund name, the
                            dollar or share amount to be redeemed, gross or net of exit fees, if applicable, the account to which the proceeds should be wired (as designated on the account application), the member's name, and the member's account number.

Time of Notice             TAS must receive notice of redemption in good order
                           by the close of business on any business day.

Late Notice                 If the notice is received on a day that is not a
                            business day or after the close of business on a business day, it will be deemed received as of the next business day.

Redemption Price            The redemption will be based on the NAV per share
                            next determined after receipt by TAS of the redemption request.

Payment Payment, less any applicable exit fee, generally will be made on the business day following receipt of notice, but TAS reserves the right to delay payment for up to seven days. Effective July 1, 2007, payments of $10,000 or more for the Multi-Asset, International Equity, or US Equity Funds, or $5,000 or more for the Short-Term or Government Bond Funds, will be made by wire transfer and payments for lesser amounts may be made by check.

                            Wire redemptions will be directed to the account designated on the account application. Checks will be sent to the address of record on the member's account. In order to change this account or address either temporarily or permanently, TAS must receive new instructions in writing from an authorized person with the appropriate original signature guarantee by a qualified financial institution.

Telephone Redemption Option. A member may request a redemption by calling TAS. TIP, TAS, or the transfer agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. TIP, TAS, or the transfer agent will take reasonable steps to ensure that telephone instructions are legitimate. TIP, TAS, or the transfer agent may require personal identification codes. TIP, TAS, or the transfer agent will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone.

Potential In-Kind Redemptions. The funds reserve the right to redeem in kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund's NAV during such period. In-kind redemptions entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by TAS in its discretion, as opposed to the cash distributions normally made to redeeming members.

Exchanges. One fund's shares may be exchanged for shares of any other of the funds based on the respective NAV of the shares involved in the exchange and subject to entry and exit fees. Effective July 1, 2007, exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is being made. An exchange order is considered a redemption followed by a purchase for tax purposes. The exchange privilege is intended for the convenience of members and is not intended as a vehicle for short-term trading. Members wishing to make exchange requests should contact TAS.

Wire Transfer Instructions. A member's bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares or payment of dividends and capital gains, if applicable). A member's authorized agent may change the account designated to receive redemption proceeds at any time by written request to TAS with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by TAS.

Accounts with Low Balances. If the value of a member's total account with the funds falls below $25,000 as a result of share redemptions, TAS may send a notice asking the member to restore the account to $25,000 or to close it. If the member does not take action within 100 days, TAS may redeem the member's shares and send the proceeds to the wiring instructions on file for the member.

                         DIVIDENDS AND DISTRIBUTIONS

Intended Distribution Schedule. Each fund intends to distribute to its members substantially all of its net investment income and its net realized long-term and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. In addition, pursuant to its managed distribution policy, the Multi-Asset Fund may make distributions that are ultimately characterized as return of capital.

Dividends are declared and reinvested or paid quarterly for the Multi-Asset and US Equity Funds, semi-annually for the International Equity Fund, and monthly for the Short-Term and Government Bond Funds. Capital gains are declared and reinvested or paid annually for each fund.

In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. If it is determined that the Government Bond Fund and the Short-Term Fund have met their annual distribution requirements in the first 11 months of the year, they will not make a distribution in December. Information regarding the character and amount of the distribution may be made available on TIFF's website prior to the payment date.

Distribution Options. Dividends and capital gains may be reinvested in additional shares of the same fund or, subject to any eligibility criteria or minimum initial investment requirement for new accounts, a different TIP mutual fund at the NAV on the date of reinvestment. Alternatively, dividends and capital gains may be paid in cash. Members are asked to designate their distribution option on their account application. Dividends and capital gains will be automatically reinvested unless a member indicates otherwise on the account application. Members may change their election by writing to TAS by the record date of the applicable distribution.

Additional Redemption Options. Members wishing to adopt a fixed dollar amount or percentage redemption should contact TAS to arrange for such specific redemptions.

Tax-Related Warning to Private Foundations. If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends or capital gains, a portion of its investment will be classified as a taxable distribution when the distribution is made, regardless of whether distributions are reinvested or paid in cash.

                              TAX CONSIDERATIONS

Because members (except TAS and TAS employees) of the TIP mutual funds are tax-exempt organizations, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds. TAS employees should consult the Statement of Additional Information for information relating to the tax consequences of their investment in the funds.

                                                      FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help members understand the funds' financial performance for the past five years, or, if shorter, the period of each fund's operations. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that an member would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. Information for the year ended December 31, 2006 has been audited by Ernst & Young LLP, whose report is included along with the funds' financial statements in the Annual Report
(available upon request). Information for the fiscal years prior thereto was audited by PricewaterhouseCoopers, LLP, the funds'
previous independent registered public accounting firm. Because the Government Bond Fund commenced operations in 2003, no financial highlights are available for this fund prior to March 31, 2003.

TIFF MULTI-ASSET FUND -- FINANCIAL HIGHLIGHTS                  DECEMBER 31, 2006

                                                          Year            Year            Year            Year            Year
                                                          Ended           Ended           Ended           Ended           Ended
                                                        12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
For a share outstanding throughout each year
Net asset value, beginning of year                     $    14.92      $    14.24      $    13.19      $    10.61      $    11.59
                                                       --------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                        0.36(a)         0.26(a)         0.20(a)         0.21            0.20
Net realized and unrealized gain (loss) on
  investments and foreign currencies                         2.03            1.38            1.67            2.57           (0.96)
                                                       --------------------------------------------------------------------------
Total from investment operations                             2.39            1.64            1.87            2.78           (0.76)
                                                       --------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.49)          (0.45)          (0.28)          (0.22)          (0.24)
Net realized gains                                          (0.56)          (0.53)          (0.57)             --              --
                                                       --------------------------------------------------------------------------
Total distributions                                         (1.05)          (0.98)          (0.85)          (0.22)          (0.24)
                                                       --------------------------------------------------------------------------
Entry/exit fee per share (a)                                 0.03            0.02            0.03            0.02            0.02
                                                       --------------------------------------------------------------------------
Net asset value, end of year                           $    16.29      $    14.92      $    14.24      $    13.19      $    10.61
                                                       ==========================================================================
TOTAL RETURN (B)                                            16.53%          11.73%          14.57%          26.65%          (6.33%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                         $1,599,583      $1,058,133      $  705,800      $  422,094      $  250,536
Ratio of expenses to average net assets (c)                  0.67%           0.86%           0.77%           0.75%             --
Ratio of expenses to average net assets, excluding
  interest and dividend expense (c)                          0.53%           0.71%           0.72%           0.72%           0.76%
Ratio of net investment income to average net assets         2.26%           1.75%           1.45%           1.57%           1.44%
Portfolio turnover                                          61.82%          72.70%         103.35%         116.53%         128.81%
---------------------------------------------------------------------------------------------------------------------------------

(a) Calculation based on average shares outstanding.
(b) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the fund's total return.

TIFF INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS         DECEMBER 31, 2006

                                                          Year            Year            Year            Year            Year
                                                          Ended           Ended           Ended           Ended           Ended
                                                        12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
For a share outstanding throughout each year
Net asset value, beginning of year                     $    14.76      $    13.30      $    11.16      $     8.02      $     9.09
                                                       --------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                        0.39            0.27            0.15            0.16            0.06
Net realized and unrealized gain (loss) on
  investments and foreign currencies                         3.77            1.67            2.31            3.13           (1.08)
                                                       --------------------------------------------------------------------------
Total from investment operations                             4.16            1.94            2.46            3.29           (1.02)
                                                       --------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.70)          (0.50)          (0.34)          (0.15)          (0.05)
Net realized gains                                          (1.06)             --              --              --              --
                                                       --------------------------------------------------------------------------
Total distributions                                         (1.76)          (0.50)          (0.34)          (0.15)          (0.05)
                                                       --------------------------------------------------------------------------
Entry/exit fee per share (a)                                 0.02            0.02            0.02              --(b)           --(b)
                                                       --------------------------------------------------------------------------
Net asset value, end of year                           $    17.18      $    14.76      $    13.30      $    11.16      $     8.02
                                                       ==========================================================================

TOTAL RETURN (C)                                            28.74%          14.94%          22.51%          41.33%         (11.24%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                         $  295,808      $  241,536      $  195,207      $  168,607      $  123,219
Ratio of expenses to average net assets (d)                  0.67%           0.90%           1.19%           1.17%           1.38%
Ratio of expenses to average net assets before
  expense waivers (d)                                        0.67%           0.92%           1.21%           1.17%           1.38%
Ratio of net investment income to average net assets         2.10%           1.83%           1.18%           1.41%           0.67%
Portfolio turnover                                          15.60%          13.93%          55.17%          48.98%          48.07%
---------------------------------------------------------------------------------------------------------------------------------

(a) Calculation based on average shares outstanding.
(b) Rounds to less than $0.01.
(c) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the fund's total return.

TIFF US EQUITY FUND -- FINANCIAL HIGHLIGHTS                    DECEMBER 31, 2006

                                                          Year            Year            Year            Year            Year
                                                          Ended           Ended           Ended           Ended           Ended
                                                        12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
For a share outstanding throughout each year
Net asset value, beginning of year                     $    14.07      $    14.49      $    12.95      $     9.59      $    12.08
                                                       --------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                        0.10            0.07(a)         0.07            0.02              --(b)
Net realized and unrealized gain (loss) on
  investments and foreign currencies                         2.35            0.88            1.57            3.36           (2.49)
                                                       --------------------------------------------------------------------------
Total from investment operations                             2.45            0.95            1.64            3.38           (2.49)
                                                       --------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.10)          (0.17)          (0.11)          (0.02)             --
Net realized gains                                          (1.53)          (1.21)             --              --              --
                                                       --------------------------------------------------------------------------
Total distributions                                         (1.63)          (1.38)          (0.11)          (0.02)             --
                                                       --------------------------------------------------------------------------
Entry/exit fee per share (c)                                 0.01            0.01            0.01              --(b)           --(b)
                                                       --------------------------------------------------------------------------
Net asset value, end of year                           $    14.90      $    14.07      $    14.49      $    12.95      $     9.59
                                                       ==========================================================================
TOTAL RETURN (D)                                            17.68%           6.71%          12.75%          35.24%         (20.61%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                         $  216,369      $  199,339      $  229,770      $  232,498      $  174,477
Ratio of expenses to average net assets (e)                  0.74%           0.72%           0.73%           0.85%           1.22%
Ratio of expenses to average net assets before
  expense waivers (e)                                        0.74%           0.73%           0.74%           0.85%           1.22%
Ratio of net investment income to average net assets         0.63%           0.48%(a)        0.48%           0.19%             --(b)
Portfolio turnover                                          34.50%          32.85%          57.49%          60.32%          60.45%
---------------------------------------------------------------------------------------------------------------------------------

(a) Investment income per share reflects a special dividend which amounted to $0.04 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.
(b) Rounds to less than 0.01% or $0.01 as applicable.
(c) Calculation based on average shares outstanding.
(d) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(e) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the fund's total return.

TIFF SHORT-TERM FUND -- FINANCIAL HIGHLIGHTS                   DECEMBER 31, 2006

                                                          Year            Year            Year            Year            Year
                                                          Ended           Ended           Ended           Ended           Ended
                                                        12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
For a share outstanding throughout each year
Net asset value, beginning of year                     $     9.76      $     9.79      $     9.83      $     9.97      $    10.02
                                                       --------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.47            0.31            0.12            0.16            0.24
Net realized and unrealized loss on investments             (0.02)          (0.03)          (0.03)          (0.07)          (0.03)
                                                       --------------------------------------------------------------------------
Total from investment operations                             0.45            0.28            0.09            0.09            0.21
                                                       --------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.47)          (0.31)          (0.13)          (0.23)          (0.24)
Return of capital                                              --              --              --              --           (0.02)
                                                       --------------------------------------------------------------------------
Total distributions                                         (0.47)          (0.31)          (0.13)          (0.23)          (0.26)
                                                       --------------------------------------------------------------------------
Net asset value, end of year                           $     9.74      $     9.76      $     9.79      $     9.83      $     9.97
                                                       ==========================================================================
TOTAL RETURN (A)                                             4.72%           2.93%           0.92%           0.88%           2.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                         $   99,244      $  116,943      $   91,073      $  128,660      $  171,209
Ratio of expenses to average net assets                      0.19%           0.21%           0.31%           0.35%           0.35%
Ratio of expenses to average net assets before
  expense waivers                                            0.19%           0.21%           0.36%           0.39%           0.38%
Ratio of net investment income to average net assets         4.64%           3.12%           1.19%           1.76%           2.30%
Portfolio turnover                                             --(b)           --(b)           --(b)       288.22%          87.15%
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment. For certain periods, total return would have been lower had certain expenses not been waived.
(b) Due to change in investment policies the fund no longer purchases or sells securities with greater than one year to maturity; therefore under SEC rules for the calculation of portfolio turnover, the transactions entered into by the fund do not constitute portfolio turnover.

TIFF GOVERNMENT BOND FUND -- FINANCIAL HIGHLIGHTS              DECEMBER 31, 2006

                                                          Year            Year            Year           Period
                                                          Ended           Ended           Ended     from 3/31/03(a)
                                                        12/31/06        12/31/05        12/31/04      to 12/31/03
For a share outstanding throughout each year
Net asset value, beginning of period                   $     9.53      $     9.76      $     9.72      $    10.00
                                                       ----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.45            0.46            0.39            0.29
Net realized and unrealized gain (loss)
  on investments                                            (0.31)          (0.23)           0.04           (0.27)
                                                       ----------------------------------------------------------
Total from investment operations                             0.14            0.23            0.43            0.02
                                                       ----------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.44)          (0.46)          (0.39)          (0.30)
                                                       ----------------------------------------------------------
Net asset value, end of period                         $     9.23      $     9.53      $     9.76      $     9.72
                                                       ==========================================================
TOTAL RETURN (B)                                             1.60%           2.38%           4.48%           0.20%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)                       $   30,046      $   35,387      $   41,212      $   37,911
Ratio of expenses to average net assets                      4.57%           2.57%           1.55%           0.99%(d)
Ratio of expenses to average net assets, excluding
  interest expense                                           0.64%           0.46%           0.69%           0.46%(d)
Ratio of expenses to average net assets before
  expense waivers                                            4.62%           2.62%           1.60%           1.05%(d)
Ratio of net investment income to average net assets         4.88%           4.63%           3.93%           3.93%(d)
Portfolio turnover                                         418.24%         444.72%         419.77%         322.22%(c)
-----------------------------------------------------------------------------------------------------------------

(a) Commencement of Operations.
(b) Total return assumes dividend reinvestment and would have been lower had certain expenses not been waived.
(c) Not annualized.
(d) Annualized.

  GLOSSARY

The Glossary below explains certain terms used throughout this prospectus.

"AMERICAN DEPOSITARY RECEIPTS" ("ADRs") are US dollar-denominated receipts representing shares of foreign-based corporations. They are issued by US banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs are generally subject to many of the same risks as foreign securities.

"ARBITRAGE" is a strategy aimed at profiting from differences in price when securities trade in more than one market. It typically involves the simultaneous purchase and sale of securities to lock in a profit because of a price differential between two markets.

A "BOTTOM-UP" investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.

A "CLOSED-END FUND" is an investment company that does not issue redeemable securities. Generally, the shares of closed-end funds are traded on an exchange such as the New York Stock Exchange and their price fluctuates according to supply and demand. That price might represent a premium or a discount to the net asset value of the fund.

A "DERIVATIVE" is a financial instrument, traded on or off an exchange, the price of which is directly dependent upon the value of one or more underlying securities, commodities, other derivative instruments, or any agreed-upon pricing index or arrangement.

"DURATION" is a measure of the expected life of a bond. It also measures the sensitivity of a bond's price to changing interest rates. The longer a bond's duration, the greater the effect of interest rate movements on its price.

"EVENT DRIVEN" investing focuses on situations where an event such as a bankruptcy, reorganization, merger, or spin-off is expected to affect the price of a security.

"GLOBAL DEPOSITARY RECEIPTS" ("GDRs") are receipts that may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

A "GROWTH-ORIENTED" investment approach emphasizes securities of companies considered to have favorable prospects for growth in revenues or earnings.

A "HEDGE FUND" is a collective investment vehicle (often a limited partnership or limited liability company) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.

"SECURITY SELECTION" for bonds involves fundamental and credit analysis and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.

A "TOP-DOWN" investment approach involves assessing the relative strengths of various market sectors, industries or countries based on general economic trends. Individual securities are then selected from the more attractive sectors, industries or countries.

A "VALUE-ORIENTED" investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks of which the average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

                             FURTHER INFORMATION

This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the SAI dated April 30, 2007, as amended and supplemented from time to time, which has been filed with the SEC. The SAI is incorporated herein by reference. Further information about the funds' investments is also available in the TIP annual and semi-annual reports to members. The funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year. The SAI, annual and semi-annual reports are available without charge by contacting TIFF by mail, fax, or email using the contact information below, or by phone at 800-984-0084.

Information about the funds (including the prospectus and SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (for information about the Public Reference Room, call 202-942-8090). Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The Prospectus and SAI, as well as the annual and semi-annual reports, are also available, free of charge, on TIFF's Website at www.tiff.org.

             ------------------------------------------------------------------
             [LOGO] THE INVESTMENT FUND FOR FOUNDATIONS
                    Pursuing investment excellence

                    Office Locations
                    Metro Boston, MA (Cambridge)
                    Metro Philadelphia, PA (West Conshohocken)
                    Metro Washington, DC (Bethesda)
                    London

                    Mailing Address
                    Four Tower Bridge
                    200 Barr Harbor Dr., Suite 100
                    West Conshohocken, PA 19428
                    Phone:                                       610-684-8200
                    Fax:                                         610-684-8210
                    Website:                                     www.tiff.org

                    Electronic mail inquiries:
                    Services offered by TIFF:                    info@tiff.org
                    Member-specific account data:      memberservices@tiff.org

                    For further information about any of TIFF's services, please contact TIFF at the coordinates furnished above. The Funds are distributed by Quasar Distributors, LLC.
             ------------------------------------------------------------------

SEC File Number 811-8234